Semi-Annual Report Dreyfus Premier Aggressive Growth Fund

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Dreyfus Premier Aggressive Growth Fund completed its latest semiannual reporting period on March 31, 1999. For the six months ended March 31, 1999, the total return for the various classes of shares was as follows:


                                                           Dreyfus Premier
                                                       Aggressive Growth Fund*
                                                       ----------------------

         Class A                                               16.20%
         Class B                                               15.69%
         Class C                                               15.72%
         Class R                                               16.20%
         Standard & Poor's 500 Composite
           Stock Price Index**                                 27.32%

   Dreyfus Premier Aggressive Growth Fund has the flexibility to invest in growth companies, regardless of their size, to pursue its objective of capital growth. During the reporting period, I felt that stocks in the middle and small capitalization range showed better relative earnings growth potential and more attractive valuations than large caps, and therefore weighted our portfolio toward those stocks. However, large-cap stocks continued to dominate the market during the period. In addition, the Fund continued its transition from its previous emphasis on microcap stocks to focus on midcap growth companies. Although we believe these changes can better position the Fund going forward, performance suffered during the period.

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your Fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Overview

   The six months ended March 31, 1999 encompassed markedly different market phases. A broad stock market decline was well established by the beginning of October 1998. The market reached a low on October 8, 1998 and then began a sustained recovery.

   Three key trends influenced stock market behavior during the fiscal half-year. First, there were the moves by the Federal Reserve to ease interest rates. Second, weakness in emerging-country economies and stresses in the financial system contributed to both persistently weak commodity prices and a drop in long-term Treasury bond yields to multidecade lows near the beginning of the fiscal half-year period. Third, expectations for economic growth plunged in September and October 1998 in response to a serious financial crisis; yet by the end of March 1999, all three of these negative factors had abated, changes that were not lost on the equity markets.

   The erosion of expectations about corporate profit growth has contributed to an outperformance by a small group of supercap growth stocks. The U.S. economy has been led by strong growth in several new industries, including communications and portions of the technology sector, notably the Internet. Investors displayed more confidence in the prospect for strong, persistent earnings growth for a small group of growth stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind growth stocks.

   The six months ended March 31, 1999 were characterized by very different performance by the various market sectors. Supercap growth stocks did best, followed by large-cap stocks in general, with midcap and small-cap stocks lagging behind. Significantly, the Dow Jones Industrials broke through 10,000 while indexes for smaller stocks lagged well behind. The strongest stocks in many stock price indexes were either Internet stocks or indirect beneficiaries of the Internet boom. Thus, for most stock market indexes, the average non-Internet stock underperformed the overall index.

Portfolio Focus

   The primary reason for the Fund's underperformance relative to the S&P
500 was the Fund's emphasis on midcap and small-cap stocks during a period when large-cap stocks dominated the market. Since April 1998 approximately 90% of the Fund's assets have been invested in companies that are new to the Fund. Many of these companies are in the midcap range, which I believe provided buying opportunities due to the weakness in the midcap market over the period.

   In terms of sector allocations, technology stocks, which were overweighted, contributed positively to the Fund's performance over this period. These included stocks in areas such as semiconductors, computer hardware, communications equipment, and electronics manufacturing. Many of these companies had benefited from growth in the Internet and increased data traffic. Stocks in the drug and biotechnology industries were also positive contributors. Several biotechnology companies were reaping the rewards of years of research, and, having received FDA approval to market their products, were turning profitable. I also added some consumer growth issues such as restaurants and specialty retailers, which were overweighted. Strong economic growth, low interest rates, rising wages and stock market gains have led to a high level of consumer confidence. The Fund's performance was also helped by its being underweighted in stocks in the manufacturing and basic materials sectors.

   Stocks in a few industries such as healthcare services, which were overweighted, hurt the Fund's performance. Some healthcare services and contract research organizations caused us disappointments, and although I believe that the long-term prospects for growth may be intact, near term the stocks have underperformed. I continue to believe that the healthcare industry presents long-term opportunities to invest in rapidly growing companies, despite the market's current negative perception of the group. Some of the Fund's services stocks, which were overweighted, also lagged the market. These included stocks in environmental services, business services and information technology services. If a company continues to hit its growth targets, and valuation remains reasonable, I often will continue to hold the stock. However, in some cases we took profits in stocks that had sharp moves up, only to watch the stocks continue to rise to even higher valuations.

   I generally sell securities from the Fund when there is an expected or actual change in growth prospects, when valuation levels have become extreme, or when I believe there are superior alternative investments. During recent months I repositioned the Fund by eliminating several poorly performing stocks, as well as stocks where the risk of future disappointment was deemed to be high. Some examples included HemaCare, Chromatics Color Sciences International, and Atlantic Pharmaceuticals.

   Using a bottom-up strategy, the Dreyfus Premier Aggressive Growth Fund generally focuses on new idea companies - companies that potentially can deliver growth through new products, new services, or new ways of approaching their business such that they can gain market share or create new markets. When such companies are identified, I evaluate the potential sustainability of growth vis-a-vis the company's competitive position within its industry. I seek to maintain close relationships with company management, often meeting with them directly to evaluate their ability to manage and deliver high levels of growth. During the period, the Fund concentrated on midcap companies that ranged from $1 billion to $8 billion in market value. Generally, I looked for companies that have grown 20% or better with potentially sustainable earnings growth and open-ended growth prospects. With a focus on aggressive growth, the Fund continued to be designed for those investors with a tolerance for higher risk and a long-term investment horizon.

                                      Sincerely,

                                      /s/Paul A. LaRocco

                                      Paul A. LaRocco
                                      Portfolio Manager

April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)

Common Stocks-92.3%                                                                          Shares             Value
-------------------------------------------------------------------------------------     -------------     -------------
                    Aerospace-1.5%     L-3 Communications Holdings...................       42,150 (a)       $   1,949,437
                                                                                                             -------------
                      Apparel-1.5%     Tommy Hilfiger................................       27,000 (a)           1,859,625
                                                                                                             -------------
                Biotechnology-1.8%     Biomatrix.....................................       16,600 (a)           1,294,800
                                       Gilead Sciences...............................       21,325 (a)             970,288
                                                                                                             -------------
                                                                                                                 2,265,088
                                                                                                             -------------
            Business Services-7.7%     Affiliated Computer Services, Cl. A...........       36,850 (a)           1,685,888
                                       Fiserv........................................       40,824 (a)           2,189,187
                                       Metzler Group.................................       45,775 (a)           1,436,191
                                       Sterling Commerce.............................       66,000 (a)           2,029,500
                                       SunGuard Data Systems.........................       60,275 (a)           2,411,000
                                                                                                             -------------
                                                                                                                 9,751,766
                                                                                                             -------------
           Computer Equipment-2.9%     Newbridge Networks............................       94,300 (a)           2,923,300
                                       Seagate Technology............................       24,825 (a)             733,889
                                                                                                             -------------
                                                                                                                 3,657,189
                                                                                                             -------------
                Computer Software/     AXENT Technologies............................       76,700 (a)           1,845,594
                     Services-7.5%     CNET..........................................        4,225 (a)             389,228
                                       CSG Systems International.....................       44,000 (a)           1,735,250
                                       Citrix Systems................................       31,450 (a)           1,199,031
                                       Electronics for Imaging.......................       50,700 (a)           1,977,300
                                       InfoSpace.com.................................       12,550 (a)           1,112,244
                                       Sykes Enterprises.............................       21,575 (a)             697,142
                                       VeriSign......................................        3,550 (a)             546,700
                                                                                                             -------------
                                                                                                                 9,502,489
                                                                                                             -------------
             Consumer Products-.7%     Rexall Sundown................................       46,325 (a)             888,861
                                                                                                             -------------
                  Electronics-4.0%     Celestica.....................................       50,000 (a)           1,621,875
                                       Jabil Circuit.................................       37,000 (a)           1,498,500
                                       Sanmina.......................................       30,500 (a)           1,944,375
                                                                                                             -------------
                                                                                                                 5,064,750
                                                                                                             -------------
       Environmental Services-2.1%     Republic Services, Cl. A......................       82,000 (a)           1,327,375
                                       Waste Management..............................       30,000               1,331,250
                                                                                                             -------------
                                                                                                                 2,658,625
                                                                                                             -------------
           Financial Services-3.3%     Associates First Capital, Cl. A...............       54,150               2,436,750
                                       E*TRADE Group.................................        8,950 (a)             521,897
                                       FINOVA Group..................................       22,575               1,171,078
                                                                                                             -------------
                                                                                                                 4,129,725
                                                                                                             -------------

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares             Value
-------------------------------------------------------------------------------------     -------------     -------------
              Health Services-9.9%     Bergen Brunswig, Cl. A........................       24,050           $     481,000
                                       Biogen........................................       11,800 (a)           1,348,887
                                       Cardinal Health...............................       12,500                 825,000
                                       ChiRex........................................      103,379 (a)           2,532,785
                                       PAREXEL International.........................       43,825 (a)             906,630
                                       Pharmaceutical Product Development............       90,000 (a)           3,020,625
                                       Renal Care Group..............................       85,950 (a)           1,686,769
                                       Total Renal Care Holdings.....................      158,750 (a)           1,746,250
                                                                                                             -------------
                                                                                                                12,547,946
                                                                                                             -------------
                     Insurance-.7%     Conseco.......................................       28,819                 889,787
                                                                                                             -------------
      Leisure & Entertainment-2.0%     Fairfield Communities.........................       61,725 (a)             551,667
                                       Premier Parks.................................       39,575 (a)           1,474,169
                                       Sunterra......................................       57,400 (a)             559,650
                                                                                                             -------------
                                                                                                                 2,585,486
                                                                                                             -------------
                Manufacturing-2.2%     Tyco International............................       27,400               1,965,950
                                       Zomax Optical Media...........................       42,175 (a)             848,772
                                                                                                             -------------
                                                                                                                 2,814,722
                                                                                                             -------------
             Medical Supplies-1.6%     CONMED........................................       22,000 (a)             682,000
                                       Sybron International..........................       54,000 (a)           1,350,000
                                                                                                             -------------
                                                                                                                 2,032,000
                                                                                                             -------------
                     Oil & Gas-.7%     Hanover Compressor............................       31,700 (a)             840,050
                                                                                                             -------------
                 Oil Services-2.5%     BJ Services...................................       63,550 (a)           1,489,453
                                       Halliburton...................................       42,000               1,617,000
                                                                                                             -------------
                                                                                                                 3,106,453
                                                                                                             -------------
              Pharmaceuticals-5.9%     Elan, A.D.S...................................       18,900 (a)           1,318,275
                                       Medicis Pharmaceuticals, Cl. A................       73,500 (a)           2,205,000
                                       Mylan Laboratories............................       85,000               2,332,187
                                       Teva Pharmaceuticals, A.D.R...................       32,325               1,533,417
                                                                                                             -------------
                                                                                                                 7,388,879
                                                                                                             -------------
    Publishing & Broadcasting-1.9%     EchoStar Communications, Cl. A................       13,750 (a)           1,122,344
                                       Fox Entertainment Group, Cl. A................       24,000 (a)             651,000
                                       Infinity Broadcasting, Cl. A..................       25,175 (a)             648,256
                                                                                                             -------------
                                                                                                                 2,421,600
                                                                                                             -------------
                  Restaurants-5.6%     CKE Restaurants...............................      105,925               2,092,019
                                       Dave & Buster's...............................       33,000 (a)             676,500
                                       Outback Steakhouse............................       76,175 (a)           2,494,731


Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares             Value
-------------------------------------------------------------------------------------     -------------     -------------
           Restaurants (continued)     Starbucks.....................................       63,250 (a)      $   1,774,953
                                                                                                            -------------
                                                                                                                7,038,203
                                                                                                            -------------
                      Retail-12.1%     Abercrombie & Fitch, Cl. A....................       32,000 (a)          2,944,000
                                       Bed Bath & Beyond.............................       34,050 (a)          1,242,825
                                       Best Buy......................................       26,575 (a)          1,381,900
                                       Intellicell (Warrants)........................      102,500 (a)                 --
                                       Kmart.........................................       60,000 (a)          1,008,750
                                       Linens' n Things..............................       85,925 (a)          3,898,847
                                       Meyer (Fred)..................................       23,000 (a)          1,354,125
                                       Office Depot..................................       19,700 (a)            725,206
                                       Rental Service................................       76,800 (a)          1,344,000
                                       United Rentals................................       47,375 (a)          1,350,188
                                                                                                            -------------
                                                                                                               15,249,841
                                                                                                            -------------
               Semiconductors &
                    Equipment-6.7%     Applied Materials.............................       24,500 (a)          1,511,344
                                       Brooks Automation.............................       68,050 (a)          1,522,619
                                       Maxim Integrated Products.....................       17,875 (a)            967,484
                                       SDL...........................................       14,400 (a)          1,306,800
                                       SkyTel Communications.........................       35,050 (a)            582,706
                                       Uniphase......................................       15,225 (a)          1,752,778
                                       Vitesse Semiconductor.........................       15,675 (a)            793,547
                                                                                                            -------------
                                                                                                                8,437,278
                                                                                                            -------------
             Telecommunication
                    Equipment-5.9%     ADC Telecommunications........................       43,100 (a)          2,055,331
                                       Motorola......................................       32,000              2,344,000
                                       P-Com.........................................      116,175 (a)            885,834
                                       RCN...........................................       47,625 (a)          1,598,414
                                       Sawtek........................................       18,225 (a)            615,094
                                                                                                            -------------
                                                                                                                7,498,673
                                                                                                            -------------
                    Utilities-1.6%     Montana Power.................................       26,675              1,962,280
                                                                                                            -------------
                                       TOTAL COMMON STOCKS
                                         (cost $107,225,530).........................                        $116,540,753
                                                                                                            -------------
                                                                                                            -------------

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

                                                                                            Principal
Short-Term Investments--9.4%                                                                  Amount            Value
-------------------------------------------------------------------------------------     -------------     -------------
              U.S. Treasury Bills:     4.80%, 4/22/99................................     $     768,000     $    765,845
                                       4.38%, 5/13/99................................         1,082,000        1,076,352
                                       4.54%, 5/20/99................................           799,000          794,161
                                       4.37%, 6/10/99................................           507,000          502,680
                                       4.37%, 6/17/99................................         7,108,000        7,041,256
                                       4.36%, 6/24/99................................         1,732,000        1,714,420
                                                                                                            -------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $11,895,168)..........................                       $ 11,894,714
                                                                                                            -------------
                                                                                                            -------------
TOTAL INVESTMENTS (cost $119,120,698)................................................           101.7%      $128,435,467
                                                                                                ------      -------------
                                                                                                ------      -------------
LIABILITIES, LESS CASH AND RECEIVABLES...............................................            (1.7%)     $ (2,127,372)
                                                                                                ------      -------------
                                                                                                ------      -------------
NET ASSETS...........................................................................           100.0%      $126,308,095
                                                                                                ------      -------------
                                                                                                ------      -------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                               Cost             Value
-------------------------------------------------------------------------------------     -------------     ------------
ASSETS:                      Investments in securities-See Statement of Investments.....   $119,120,698     $128,435,467
                             Cash.......................................................                           8,511
                             Receivable for investment securities sold..................                       2,450,984
                             Dividends receivable.......................................                          16,324
                             Prepaid expenses...........................................                          26,056
                                                                                                           -------------
                                                                                                             130,937,342
                                                                                                           -------------

LIABILITIES:                 Due to The Dreyfus Corporation and affiliates..............                         119,130
                             Due to Distributor.........................................                           7,314
                             Payable for investment securities purchased................                       4,260,454
                             Payable for shares of Common Stock redeemed................                         147,587
                             Accrued expenses and other liabilities.....................                          94,762
                                                                                                           -------------
                                                                                                               4,629,247
                                                                                                           -------------

NET ASSETS..............................................................................                    $126,308,095
                                                                                                           -------------
                                                                                                           -------------

REPRESENTED BY:              Paid-in capital............................................                    $227,318,473
                             Accumulated investment (loss)..............................                        (657,568)
                             Accumulated net realized gain (loss) on investments........                    (109,667,579)
                             Accumulated net unrealized appreciation (depreciation)
                               on investments-Note 4....................................                       9,314,769
                                                                                                           -------------
NET ASSETS..............................................................................                    $126,308,095
                                                                                                           -------------
                                                                                                           -------------

                                          NET ASSET VALUE PER SHARE
                                          --------------------------
                                                      Class A        Class B        Class C        Class R
                                                      -------        -------        -------        -------
Net Assets.......................................   $126,162,524     $78,409        $56,927        $10,235
Shares Outstanding...............................     15,172,321       9,676          6,972          1,231

NET ASSET VALUE PER SHARE........................          $8.32       $8.10          $8.17          $8.31
                                                           -----       -----          -----          -----
                                                           -----       -----          -----          -----


                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Operations              Six Months Ended March 31, 1999 (Unaudited)


INVESTMENT INCOME

INCOME:                      Interest..........................................           $    195,209
                             Cash dividends (net of $1,299 foreign taxes
                               withheld at source).............................                 78,836
                                                                                        --------------
                                  Total Income.................................                              $      274,045
EXPENSES:                    Management fee--Note 3(a).........................                485,220
                             Shareholder servicing costs--Note 3(c)............                326,108
                             Professional fees.................................                 39,366
                             Directors' fees and expenses--Note 3(d)...........                 24,751
                             Prospectus and shareholders' reports..............                 22,839
                             Registration fees.................................                 16,559
                             Custodian fees--Note 3(c).........................                 14,409
                             Distribution fees--Note 3(b)......................                    785
                             Interest expense--Note 2..........................                    711
                             Miscellaneous.....................................                    865
                                                                                        --------------
                                Total Expenses.................................                                     931,613
                                                                                                             --------------
INVESTMENT (LOSS)..............................................................                                    (657,568)
                                                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                             Net realized gain (loss) on investments:
                               Unaffiliated issuers............................          $(44,439,258)
                               Affiliated issuers..............................            (6,390,118)
                                                                                       --------------
                                 Net Realized Gain (Loss)......................                                 (50,829,376)
                             Net unrealized appreciation (depreciation) on
                               investments:
                                 Unaffiliated issuers..........................            71,812,428
                                 Affiliated issuers............................              (319,303)          (71,493,125)
                                                                                       --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                  20,663,749
                                                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                              $   20,006,181
                                                                                                             --------------
                                                                                                             --------------


                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                          March 31, 1999         Year Ended
                                                                                            (Unaudited)      September 30, 1998
                                                                                         -----------------   ------------------
OPERATIONS:
   Investment (loss)-net.......................................................          $       (657,568)    $    (2,638,304)
   Net realized gain (loss) on investments.....................................               (50,829,376)        (54,972,290)
   Net unrealized appreciation (depreciation) on investments...................                71,493,125        (124,315,957)
                                                                                            -------------       -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.............                20,006,181        (181,926,551)
                                                                                            -------------       -------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares...........................................................               162,222,261         340,176,835
      Class B shares...........................................................                   150,546              89,530
      Class C shares...........................................................                    52,201              29,895
      Class R shares...........................................................                     1,391               7,812
   Cost of shares redeemed:
      Class A shares...........................................................              (176,803,986)       (443,227,993)
      Class B shares...........................................................                  (206,957)           (133,256)
      Class C shares...........................................................                   (17,154)               -
      Class R shares...........................................................                    (1,583)             (3,988)
                                                                                            -------------       -------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions.....               (14,603,281)       (103,061,165)
                                                                                            -------------       -------------
              Total Increase (Decrease) in Net Assets..........................                 5,402,900        (284,987,716)

NET ASSETS:
   Beginning of Period.........................................................               120,905,195         405,892,911
                                                                                            -------------       -------------
   End of Period...............................................................              $126,308,095        $120,905,195
                                                                                            -------------       -------------
                                                                                            -------------       -------------

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                        Shares
                                                                                         -------------------------------------
                                                                                         Six Months Ended
                                                                                          March 31, 1999         Year Ended
                                                                                            (Unaudited)      September 30, 1998
                                                                                         -----------------   ------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   --------
   Shares sold.................................................................             20,508,400           28,800,679
   Shares redeemed.............................................................            (22,213,239)         (37,362,516)
                                                                                         -------------        -------------
                         Net Increase (Decrease) in Shares Outstanding.........             (1,704,839)          (8,561,837)
                                                                                         -------------        -------------
                                                                                         -------------        -------------

   Class B
   -------
   Shares sold.................................................................                 22,041                6,745
   Shares redeemed.............................................................                (25,755)             (10,904)
                                                                                         -------------        -------------
                         Net Increase (Decrease) in Shares Outstanding.........                 (3,714)              (4,159)
                                                                                         -------------        -------------
                                                                                         -------------        -------------
   Class C
   -------
   Shares sold.................................................................                  6,196                2,699
   Shares redeemed.............................................................                 (2,048)                --
                                                                                         -------------        -------------
                         Net Increase (Decrease) in Shares Outstanding.........                  4,148                2,699
                                                                                         -------------        -------------
                                                                                         -------------        -------------
   Class R
   -------
   Shares sold.................................................................                    179                  618
   Shares redeemed.............................................................                   (202)                (322)
                                                                                         -------------        -------------
                         Net Increase (Decrease) in Shares Outstanding.........                    (23)                 296
                                                                                         -------------        -------------
                                                                                         -------------        -------------

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Class A Shares
                                                       ---------------------------------------------------------------------
                                                       Six Months Ended
                                                        March 31, 1999                        Year Ended September 30,
                                                                     -------------------------------------------------------
PER SHARE DATA:                                         (Unaudited)        1998      1997        1996       1995      1994
                                                         ----------      -------    -------    -------    -------    -------
   Net asset value, beginning of period.............     $  7.16         $15.94     $14.81     $16.31     $15.35     $18.53
                                                         -------         ------     ------     ------     ------     ------
   Investment Operations:
   Investment income (loss)-net.....................        (.04)(1)       (.12)(1)   (.33)      (.12)       .40        .40
   Net realized and unrealized gain (loss)
      on investments................................        1.20          (8.66)      1.46        .01       1.23       (.56)
                                                         -------         ------     ------     ------     ------     ------
   Total from Investment Operations.................        1.16          (8.78)      1.13       (.11)      1.63       (.16)
                                                         -------         ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income-net..............        -               -          -        (.28)      (.44)      (.80)
   Dividends from net realized gain on investments...        -               -          -       (1.11)      (.23)     (2.22)
                                                         -------         ------     ------     ------     ------     ------
   Total Distributions...............................        -               -          -       (1.39)      (.67)     (3.02)
                                                         -------         ------     ------     ------     ------     ------
   Net asset value, end of period....................    $  8.32         $ 7.16     $15.94     $14.81     $16.31     $15.35
                                                         -------         ------     ------     ------     ------     ------
                                                         -------         ------     ------     ------     ------     ------
TOTAL INVESTMENT RETURN(2)...........................      16.20%(3)     (55.08%)     7.63%      (.71%)    11.21%     (1.50%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average
        net assets...................................        .72%(3)       1.24%      1.20%      1.11%      1.03%      1.03%
   Ratio of interest expense, loan commitment fees
        and dividends on securities sold short to
        average net assets...........................        .00%(3,4)      .19%       .47%       .39%       .08%       .09%
   Ratio of net investment income (loss) to average
        net assets...................................       (.51%)(3)     (1.04%)    (1.44%)     (.66%)     2.55%      2.10%
   Portfolio Turnover Rate...........................      81.43%(3)     106.58%     76.28%    131.43%    298.60%    158.05%
   Net Assets, end of period (000's Omitted).........   $126,163       $120,782   $405,599    $480,638  $572,077   $570,360

-----------------
(1) Based on average shares outstanding at each month end.
(2) Exclusive of sales load.
(3) Not annualized.
(4) Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Class B Shares
                                                             --------------------------------------------------------
                                                             Six Months Ended
                                                               March 31, 1999         Year Ended September 30,
                                                                                -------------------------------------
PER SHARE DATA:                                                 (Unaudited)       1998          1997          1996(1)
                                                                ----------      -------       -------        --------
   Net asset value, beginning of period....................     $ 7.01        $15.74         $14.73         $14.84
                                                                ------        ------         ------         ------
   Investment Operations:
   Investment (loss)-net...................................       (.08)(2)      (.22)(2)       (.22)          (.10)
   Net realized and unrealized gain (loss) on investments..       1.17         (8.51)          1.23           (.01)
                                                                ------        ------         ------         ------
   Total from Investment Operations........................       1.09         (8.73)          1.01           (.11)
                                                                ------        ------         ------         ------
   Net asset value, end of period..........................     $ 8.10       $  7.01         $15.74         $14.73
                                                                ------        ------         ------         ------
                                                                ------        ------         ------         ------
TOTAL INVESTMENT RETURN(3).................................      15.69%(4)    (55.46%)         6.86%          (.74%)(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......       1.15%(4)      2.09%          1.95%          1.47%(4)
   Ratio of interest expense and loan commitment fees to
        average net assets.................................        .00%(4,5)     .19%           .43%           .49%(4)
   Ratio of net investment (loss) to average net assets....       (.95%)(4)    (1.89%)        (2.22%)        (1.40%)(4)
   Portfolio Turnover Rate.................................      81.43%(4)    106.58%         76.28%        131.43%
   Net Assets, end of period (000's Omitted)...............        $78           $94           $276            $13

------------
(1) From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2) Based on average shares outstanding at each month end.
(3) Exclusive of sales load.
(4) Not annualized.
(5) Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class C Shares
                                                             --------------------------------------------------------
                                                             Six Months Ended
                                                               March 31, 1999         Year Ended September 30,
                                                                                -------------------------------------
PER SHARE DATA:                                                 (Unaudited)       1998          1997          1996(1)
                                                                ----------      -------       -------        --------
   Net asset value, beginning of period....................     $ 7.06         $15.76         $14.83         $14.84
                                                                ------         ------         ------         ------
   Investment Operations:
   Investment (loss)-net...................................       (.07)(2)       (.18)(2)       (.37)(2)       (.24)(2)
   Net realized and unrealized gain (loss) on investments..       1.18          (8.52)          1.30            .23
                                                                ------         ------         ------         ------
   Total from Investment Operations........................       1.11          (8.70)           .93           (.01)
                                                                ------         ------         ------         ------
   Net asset value, end of period..........................     $ 8.17         $ 7.06         $15.76         $14.83
                                                                ------         ------         ------         ------
                                                                ------         ------         ------         ------
TOTAL INVESTMENT RETURN(3).................................      15.72%(4)     (55.20%)         6.27%          (.07%)(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......       1.18%(4)       2.39%          1.99%          1.42%(4)
   Ratio of interest expense and loan commitment fees to
        average net assets.................................        .00%(4,5)      .07%           .53%           .47%(4)
   Ratio of net investment (loss) to average net assets....       (.95%)(4)     (1.90%)        (2.37%)        (1.32%)(4)
   Portfolio Turnover Rate.................................      81.43%(4)     106.58%         76.28%        131.43%
   Net Assets, end of period (000's Omitted)...............        $57            $20             $2             $1

--------------
(1) From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2) Based on average shares outstanding at each month end.
(3) Exclusive of sales load.
(4) Not annualized.
(5) Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class R Shares
                                                             --------------------------------------------------------
                                                             Six Months Ended
                                                               March 31, 1999         Year Ended September 30,
                                                                                -------------------------------------
PER SHARE DATA:                                                 (Unaudited)       1998          1997          1996(1)
                                                                ----------      -------       -------        --------
   Net asset value, beginning of period....................     $ 7.16        $16.02         $14.84         $14.84
                                                                ------        ------         ------         ------
   Investment Operations:
   Investment (loss)-net...................................       (.03)(2)      (.15)(2)       (.10)          (.02)
   Net realized and unrealized gain (loss) on investments..       1.18         (8.71)          1.28            .02
                                                                ------        ------         ------         ------
   Total from Investment Operations........................       1.15         (8.86)          1.18           --
                                                                ------        ------         ------         ------
   Net asset value, end of period..........................     $ 8.31       $  7.16         $16.02         $14.84
                                                                ------        ------         ------         ------
                                                                ------        ------         ------         ------
TOTAL INVESTMENT RETURN....................................      16.20%(3)    (55.31%)         7.95%          --
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......        .59%(3)      1.57%           .76%           .73%(3)
   Ratio of interest expense and loan commitment fees to
        average net assets.................................        .00%(3,4)     .16%           .30%           .35%(3)
   Ratio of net investment (loss) to average net assets....       (.38%)(3)    (1.30%)         (.90%)         (.56%)(3)
   Portfolio Turnover Rate.................................      81.43%(3)    106.58%         76.28%        131.43%
   Net Assets, end of period (000's Omitted)...............        $10            $9            $15             $5

------------
(1) From January 3, 1996 (commencement of initial offering) to September 30,
    1996.
(2) Based on average shares outstanding at each month end.
(3) Not annualized.
(4) Amount represents less than .01%.

                       See notes to financial statements.

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Aggressive Growth Fund (the "Fund") is a separate diversified series of Dreyfus Premier Equity Fund's, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

net earnings credits of $401 during the period ended March 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended March 31, 1999:


                                                                                Shares
                            -------------------------------------------------------------------------
                              Beginning     Purchases/   Sales/     End of     Dividend  Market Value
Name of Issuer                of Period     Increases  Decreases    Period      Income     3/31/99
--------------              -------------   ---------  ---------   --------     ------     -------
CCA Cos...............            673,325      -         673,325     -          -            -
HemaCare..............            530,500      -         530,500     -          -            -
ONCOR.................          1,907,825      -       1,907,825     -          -            -
OnGard Systems........            570,000      -         570,000     -          -            -
STELAX Industries.....          2,229,950      -       2,229,950     -          -            -

   (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $2,409,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities losses from November 1, 1997 through September 30, 1998 which are treated for Federal income tax purposes as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended March 31, 1999 was approximately $30,800, with a related weighted average annualized interest rate of 4.63%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed

Dreyfus Premier Aggressive Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

1 1/2% of the average value of Class A net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended March 31, 1999.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,853 during the period ended March 31, 1999 from commissions earned on sales of Fund shares.

   (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 1999, Class B and Class C shares were charged $647 and $138, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1999, Class A, Class B and Class C shares were charged $161,466, $215 and $46, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $118,621 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended March 31, 1999, the Fund was charged $14,409 pursuant to the custody agreement.

   (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999:
                                                  Purchases         Sales
                                                  ---------      -----------
   Unaffiliated issuers....................      $99,233,606     $121,121,812
   Affiliated issuers......................           -               269,289
                                                 -----------     ------------
        Total..............................      $99,233,606     $121,391,101
                                                 ----------      ------------
                                                 ----------      ------------

   At March 31, 1999, accumulated net unrealized appreciation on investments was $9,314,769, consisting of $19,437,188 gross unrealized appreciation and $10,122,419 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier Aggressive Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.     009SA993



Semi-Annual Report

Dreyfus Premier Emerging Markets Fund

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Premier Emerging Markets Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period October 1, 1998 through March 31, 1999. This was an unprecedented period for emerging markets. As the six months began, emerging markets had been experiencing the greatest investment challenges since Latin American nations defaulted in the early 1980s and the Mexican peso was devalued in 1994. Yet, as April began, it appeared that these highly sensitive markets might have bottomed out and that a period of recovery could be in the offing.

   We are pleased that all classes of shares achieved positive returns for the six months under review, as shown by the following table:

                                  Total Return, Six Months Ended March 31, 1999
                                     Dreyfus Premier Emerging Markets Fund *
                                  ---------------------------------------------
   Class A Shares                                      27.07%
   Class B Shares                                      26.46%
   Class C Shares                                      26.54%
   Class R Shares                                      27.23%
   Morgan Stanley Capital International
   Emerging Markets Free Index **
   (MSCI/EMF)                                          32.66%

Economic Overview

   Since the beginning of March 1999, international investor sentiment towards emerging markets has been improving and Asian economies have been showing signs of economic growth. Commodity prices seem to have started a bottoming-out process and inventories have started to decline in oil, natural gas, paper, nickel and soybean oil. Gold, silver and copper unfortunately still show high inventory levels, and therefore historically low prices in their respective spot markets. Since commodities contribute heavily to the exports of emerging nations, it is important to realize the impact commodities can have on emerging countries' trade balances. If export volumes show signs of a rebound and if the value of individual export products increase, the trade surpluses of the respective countries generally improve, leading to an influx of foreign currencies, which in turn can lead to greater stability of local currencies.

   The U.S. and European economies have been providing a stable environment for world financial markets in the past year after the collapse of Southeast Asian economies, the collapse of the Russian economy and now the substantial devaluation of the Brazilian real. The concerted effort of the G7 nations and their central banks have provided substantial liquidity in world financial markets when most investors feared a financial meltdown after the collapse of the Long Term Capital hedge fund last year.

   It seems the efforts led by the International Monetary Fund in Southeast Asia last year worked faster than expected toward restructuring activities and economic growth in countries such as South Korea, Thailand and Indonesia. Unfortunately, countries such as Russia still remain in a very difficult position and will require a much longer adjustment period. On the other hand, the IMF has been very involved in helping the Brazilian government implement new policies to lower its fiscal deficit to more reasonable levels.

   Interest rates worldwide have been trending down since the major collapse of Southeast Asian economies last year. Some exceptions still exist in Brazil, Russia, Venezuela and Turkey due to local issues. The IMF is currently very active in Brazil and Turkey advising the directors of those countries' Central Banks and Ministries of Finance to take the necessary steps to control their fiscal imbalances.

   The resilience of U.S. economic growth has continued to surprise international markets, and interest rate cuts are expected in Europe to stimulate better economic growth hereafter. On the other hand, the Japanese economy seems to be in a process of bottoming out, and the stability of the Japanese yen since last October seems to provide greater stability for other Asian currencies.

   Finally, there still seems to be uncertainty regarding the Bank of China policy of keeping the renminbi at the RMB 8.28 per U.S. dollars level. At this time, it seems the Chinese government is focusing on WTO entry, restructuring its banking industry and reforming its state-owned enterprises while providing a stable environment to Southeast Asian currencies. Since the renminbi is not a freely floating currency, many economists believe that an organized devaluation of the currency should not create a panic in international markets and that Southeast Asian currencies are currently stable enough to withstand a change in policy in China.

Investment Approach

   The fund seeks to achieve long-term capital growth by investing in a diversified and structured portfolio of growth companies in emerging markets. The investment process is driven by a macroeconomic top-down process and a bottom-up company and sector analysis focusing on companies exhibiting growth and reasonable value. The top-down country allocation evaluates macroeconomic and geopolitical trends by identifying countries undergoing both market-oriented economic reform and political reform that we believe can foster their passage to developed country status over time. We also assess sovereign and market-specific risk by evaluating political stability, judicial independence, and fiscal, monetary and foreign exchange policies. Traditional analysis of market earnings growth, interest rate trends and other pertinent variables are also used. Markets exhibiting positive trends in these areas and reasonable valuation relative to other emerging markets are considered for purchase. Generally, the fund's investments in a market are reduced or liquidated when a substantial number of the variables mentioned above turn neutral-to-negative or when valuation of that market ceases to be attractive compared to other emerging markets.

   In the bottom-up process, growth and valuation factors are evaluated to determine the company's attractiveness within its sector, local market, region and/or the emerging market universe. The bottom-up approach evaluates growth factors for each company such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management's ability to achieve higher operating margins. The valuation factors for each company consist of price-to-earnings, price-to-book value, price-to-cash flow and enterprise value-to-earnings before tax, depreciation, amortization ratios and dividend yield. Regulatory changes, industry-specific trends, competitive strengths and technological advances are also closely assessed when evaluating various investment alternatives. Our visits to companies play an important role in the stock picking process. Generally, a company will be sold from the fund if the company's growth falls below expectations, the valuation target is reached or the weighting in that market is reduced as a result of an asset allocation decision.

   Foreign currencies are very difficult to hedge in emerging markets and we believe the most efficient way to limit losses from currency devaluation is by selling the assets in a specific country when probabilities of a currency devaluation increase due to worsening of economic fundamentals.

Portfolio Focus

   The fund was fully invested as of March 31, 1999, in order to take advantage of a period where liquidity in world financial markets was increasing and emerging markets assets were trading at low historical valuations.

   As of March 31, 1999, the fund was slightly overweight in Latin America, slightly underweight in Southeast Asian markets, overweight in developing European markets and underweight in South Africa compared to the geographic allocation of the MSCI/EMF Index.

   In Latin America, the fund was overweight in Brazil, Mexico and Chile, economies that we believed should benefit from the lowering of regional interest rates and greater liquidity of local financial markets. The devaluation of the Brazilian real was obviously a setback for Brazilian companies but fortunately the telecommunications and electric utility companies held in the fund had limited U.S. dollar debt levels and strong earnings growth potential regardless of the negative economic effects of a devaluation. The fund's investments included Copel, an electric utility company in the State of Parana, Brazil, and subsidiaries of Telebras, the recently privatized telecommunications company of Brazil. On the other hand, we believe that Mexico should benefit from stable export growth to the U.S. and a more efficient corporate sector. We continued to hold Telefonos de Mexico, Cl.L, ADS, the largest Mexican telecommunications company, and Fomento Economico Mexicano, ADR, a large beer and soft drink holding company in Mexico.

   In Asia, the fund held Korea Data System and Trigem Computer of South Korea, companies that have benefited from the high growth of the lower priced personal computers. The fund also had an overweight position in markets such as Singapore, Hong Kong, the Philippines and Thailand because valuations were still attractive and we believe that the restructuring process taking place in Southeast Asia should improve the growth expectations and the quality of the companies' potential earnings. As we had previously seen in Mexico in 1995 and 1996, when economies go through very difficult economic periods, the better quality companies generally try to take advantage of the down cycle to restructure their operations and buy assets previously trading at unattainable valuations. An example of these restructuring trends is Development Bank of
Singapore: it has been acquiring assets in the region at historically low book valuations and implementing a restructuring process to increase returns on assets. The fund has been fortunate to benefit from the Internet frenzy seen in international markets through its investments in Pacific Internet, an Internet service provider incorporated in Singapore, and companies such as Hong Kong Telecom, ADR, and Wharf Holdings, which have holdings in very fast-growing Internet or cable businesses.

   Finally, the fund's exposure to Europe, the Middle East and Africa continued to focus on the cheaper valuations of companies such as Ceske Radiokomunikace, GDR, a Czech telecommunications company, MOL Magyar Olaj-es Gazipari, GDR, a Hungarian oil and gas company, and Akbank T.A.S., ADR, the most conservative Turkish bank, currently trading at historically attractive valuations. After benefiting from a very strong performance in our Greek holdings, we have reduced our exposure to Greece due to high valuations and the beginning of the Kosovo conflict in the vicinity.

   We hope that 1999 will be a much better year for investors in emerging markets and look forward to communicating our investment strategies in our next correspondence.

                                  Sincerely yours,

                                  /s/ Danial Beneat

                                  Daniel Beneat
                                  Portfolio Manager

April 26, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
   International Emerging Markets Free Index (MSCI/EMF), which is the property of Morgan Stanley & Co. Incorporated, is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin, and includes gross dividends reinvested. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)

Common Stocks--91.0%                                                                               Shares                  Value
-------------------------------------------------------------------------------                  ------------            ---------
       Argentina--2.0%   YPF  Sociedad Anonima, ADS............................                        1,000            $ 31,563

          Brazil--5.9%   Comp Paranaense Energia B', ADS.......................                        7,000            52,500
                         Tele Centro Sul Partici, ADS..........................                          500 (a)        23,094
                         Uniao de Bancos Brasileiros, GDR......................                        1,000            19,250
                                                                                                                        ----------
                                                                                                                        94,844
                                                                                                                        ----------

           Chile--4.9%   Compania de Telecomunicaciones de Chile, ADS..........                        1,500            35,344
                         Santa Isabel, ADS.....................................                        5,000
                                                                                                                        43,750
                                                                                                                        ----------
                                                                                                                        79,094
                                                                                                                        ----------

        Columbia--1.0%   Banco Ganadero, ADR....................................                       1,000            16,875
                                                                                                                        ----------

  Czech Republic--2.1%   Ceske Radiokomunikace, GDR.............................                       1,000 (a)        34,300
                                                                                                                        ----------

          Greece--2.3%   Hellenic Telecommunication Organization................                       1,000            24,208
                         National Bank of Greece................................                         200            13,498
                                                                                                                        ----------
                                                                                                                        37,706
                                                                                                                        ----------

       Hong Kong--7.2%   Cheung Kong Holdings...................................                       4,000            30,453
                         Hong Kong Telecom, ADR.................................                       2,000            39,125
                         Hutchison Whampoa......................................                       2,000            15,743
                         Wharf Holdings.........................................                      20,000            30,712
                                                                                                                        ----------
                                                                                                                        116,033
                                                                                                                        ----------

         Hungary--3.6%   MOL Magyar Olaj-es Gazipari, GDR.......................                       1,500            32,025
                         Magyar Tavkozlesi, ADR.................................                       1,000            26,750
                                                                                                                        ----------
                                                                                                                        58,775
                                                                                                                        ----------

       Indonesia--1.8%   P. T. Telekomunikasi, ADS..............................                       4,500            28,688
                                                                                                                        ----------

          Israel--2.9%   Koor Industries, ADS...................................                         800            16,900
                         NICE-Systems, ADR......................................                       1,000 (a)        29,500
                                                                                                                        ----------
                                                                                                                        46,400
                                                                                                                        ----------

      Luxembourg--1.8%   Quilmes Industrial, ADS................................                       3,000            28,312
                                                                                                                        ----------

         Mexico--12.2%   Fomento Economico Mexicano, ADR........................                       1,500            46,406
                         Grupo Casa Autrey, ADS.................................                       3,500            17,938
                         Grupo Financiero Banamex Accival.......................                      12,000 (a)        25,973
                         Grupo Imsa, ADS........................................                       2,000            31,625
                         Grupo Televisa, GDS....................................                       1,000 (a)        31,375
                         Panamerican Beverages..................................                       1,000            17,563
                         Telefonos de Mexico, Cl. L, ADS........................                         400            26,200
                                                                                                                        ----------
                                                                                                                        197,080
                                                                                                                        ----------

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                           Shares                  Value
-------------------------------------------------------------------------------                  ------------            ---------
            Peru--1.0%   Telefonica del Peru, ADS..............................                         1,200           $15,300
                                                                                                                        ----------
     Philippines--2.4%   Equitable Banking.....................................                         4,000             7,535
                         Metropolitan Bank & Trust.............................                           700             5,555
                         Philippine Long Distance Telephone....................                         1,000            26,323
                                                                                                                        ----------

                                                                                                                        39,413
                                                                                                                       -----------

      Singapore--10.0%   City Developments.....................................                         6,000           31,268
                         Development Bank of Singapore.........................                         5,000           37,927
                         Elec & Eltek International............................                         5,000           18,400
                         Jardine Matheson......................................                        10,000           30,200
                         Pacific Internet......................................                           750 (a)       43,641
                                                                                                                       -----------
                                                                                                                        161,436
                                                                                                                        ----------

    South Africa--3.4%   Carson Holdings.......................................                        14,058 (a)        16,217
                         Profurn...............................................                        50,000            38,178
                                                                                                                       -----------
                                                                                                                        54,395
                                                                                                                       -----------
    South Korea--10.2%   Housing & Commercial Bank, GDR........................                         1,500           29,138
                         Korea Data System.....................................                         3,000           63,080
                         Samsung Electronics, GDR..............................                         2,000 (a)       31,950
                         Trigem Computer.......................................                         3,000           40,831
                                                                                                                       -----------

                                                                                                                        164,999
                                                                                                                       -----------
          Taiwan--5.2%   Siliconware Precision Industries, GDR.................                         3,500 (a)        46,288
                         Taiwan Semiconductor Manufacturing, ADS...............                         1,600 (a)        37,800
                                                                                                                       -----------
                                                                                                                         84,088
                                                                                                                       -----------
        Thailand--3.5%   Advanced Info Service.................................                         3,000            21,711
                         Cogeneration..........................................                        30,000 (a)        18,358
                         PTT Exploration and Production........................                         2,000 (a)        15,538
                                                                                                                       -----------
                                                                                                                        55,607
                                                                                                                       -----------
          Turkey--4.5%   Akbank T. A. S., ADR..................................                         5,000           31,375
                         Haci Omer Sabanci, ADR................................                         7,000           41,475
                                                                                                                       -----------
                                                                                                                        72,850
                                                                                                                       -----------
  United Kingdom--3.1%   Antofagasta Holdings..................................                        12,000           49,617
                                                                                                                       -----------

                         TOTAL COMMON STOCKS
                           (cost $1,309,451)...................................
                                                                                                                        $1,467,375
                                                                                                                       -----------
                                                                                                                       -----------

Dreyfus Premier Emerging Markets Fund

-------------------------------------------------------------------------------

Statement of Investments (continued)                 March 31, 1999 (Unaudited)


Preferred Stocks--6.9%                                                                              Shares                  Value
-------------------------------------------------------------------------------                  ------------            ---------
           Brazil--6.9   Embratel Participacoes................................                         2,000 (a)       $   33,549
                         Tele Celular Sul Participacoes........................                        20,000               40,058
                         Telecomunicacoes de Sao Paulo.........................                           300               36,769
                                                                                                                       -----------
                         TOTAL PREFERRED STOCKS
                           (cost $108,153).....................................                                         $ 110,376
                                                                                                                       -----------
                                                                                                                       -----------
TOTAL INVESTMENTS (cost $1,417,604)............................................                          97.9%          $1,577,751
                                                                                                                       -----------
                                                                                                                       -----------
CASH AND RECEIVABLES (NET).....................................................                           2.1%           $  34,510
                                                                                                                       -----------
                                                                                                                       -----------
NET ASSETS.....................................................................                         100.0%         $ 1,612,261
                                                                                                                       -----------
                                                                                                                       -----------



Notes to Statement of Investments:

-------------------------------------------------------------------------------
(a)  Non-income producing.


                                            See notes to financial statements.

Dreyfus Premier Emerging Markets Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                                     Cost                  Value

                                                                                                  ------------            --------
ASSETS:             Investments in securities--See Statement of Investments....                  $1,417,604             $1,577,751
                    Cash.......................................................                                              2,618
                    Receivable for investment securities sold..................                                             15,921
                    Due from The Dreyfus Corporation...........................                                            14,102
                    Dividends receivable.......................................                                             6,534
                    Prepaid expenses...........................................                                            25,460
                                                                                                                           -------
                                                                                                                           -------
                                                                                                                         1,642,386
                                                                                                                           -------
                                                                                                                           -------

LIABILITIES:        Due to Distributor.........................................                                                514
                    Payable for investment securities purchased................                                             15,161
                    Accrued expenses...........................................                                             14,450
                                                                                                                        ----------

                                                                                                                           30,125
                                                                                                                        ----------

NET ASSETS.....................................................................                                         $1,612,261
                                                                                                                        ----------
                                                                                                                        ----------

REPRESENTED BY:      Paid-in capital...........................................                                        $2,145,933
                     Accumulated distributions in excess of investment
                     income--net.............................................                                             (6,733)
                     Accumulated net realized gain (loss) on investments
                       and foreign currency transactions.......................                                         (686,484)
                     Accumulated net unrealized appreciation (depreciation)
                       on investments and foreign currency transactions........                                            159,545
                                                                                                                        ----------
NET ASSETS.....................................................................                                         $1,612,261
                                                                                                                        ----------
                                                                                                                        ----------





                                                NET ASSET VALUE PER SHARE

                                                -------------------------
                                                           Class A          Class B         Class C          Class R
                                                         -----------      -----------    -----------       -----------
Net Assets........................................       $1,092,034       $   226,576    $   146,086       $  147,565

Shares Outstanding................................          119,803            24,961         16,059           16,164

NET ASSET VALUE PER SHARE.........................            $9.12             $9.08          $9.10            $9.13
                                                              -----             -----          -----            -----
                                                              -----             -----          -----            -----

                                            See notes to financial statements.

Dreyfus Premier Emerging Markets Fund

-------------------------------------------------------------------------------
Statement of Operations Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME


INCOME:                 Cash dividends (net of $2,728 foreign taxes
                          withheld at source)..................................                 $   13,151
                        Interest                                                                     2,179
                                                                                                ----------
                          Total Income.........................................                                          $ 15,330

EXPENSES:               Management fee--Note 3(a)..............................                      8,457
                        Registration fees......................................                     35,601
                        Professional fees......................................                     11,004
                        Custodian fees.........................................                      7,207
                        Prospectus and shareholders' reports...................                      2,811
                        Shareholder servicing costs--Note 3(c).................                      1,927
                        Distribution fees--Note 3(b)...........................                      1,114
                        Directors' fees and expenses--Note 3(d)................                        394
                        Miscellaneous..........................................                        641
                                                                                                ----------
                          Total Expenses.......................................                     69,156
                        Less--expense reimbursement from Dreyfus
                          due to undertaking--Note 3(a)........................                    (52,980)
                                                                                                ----------
                          Net Expenses.........................................                                         16,176
                                                                                                                      ---------

INVESTMENT LOSS................................................................                                          (846)

REALIZED GAIN AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments and
                          foreign currency transactions........................                 $   (7,865)
                        Net unrealized appreciation (depreciation) on
                          investments and foreign currency transactions........                    339,592
                                                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                        331,727
                                                                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                       $330,881
                                                                                                                      --------
                                                                                                                      --------

                                            See notes to financial statements.

Dreyfus Premier Emerging Markets Fund

-------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                                                           Six Months Ended
                                                                                           March 31, 1999         Year Ended
                                                                                           (Unaudited)         September 30, 1998*
                                                                                           ---------           _________________
OPERATIONS:
   Investment income (loss)--net...............................................            $          (846)        $ 4,760
   Net realized gain (loss) on investments.....................................                     (7,865)         (678,619)
   Net unrealized appreciation (depreciation) on investments...................                    339,592          (180,047)
                                                                                            ---------------          ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations...........                     330,881          (853,906)
                                                                                            ---------------          ---------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
     Class A shares............................................................                     (8,004)           --

     Class B shares............................................................                       (883)           --

     Class C shares............................................................                       (464)           --

     Class R shares............................................................                      (1,296)          --

                                                                                                ---------------      --------
       Total Dividends........................................................                       (10,647)

                                                                                                ---------------      ---------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
     Class A shares............................................................                     42,524          1,420,000
     Class B shares............................................................                     65,827            207,994
     Class C shares............................................................                       --              200,000
     Class R shares............................................................                       --
   200,000 Dividends reinvested:
     Class A shares............................................................                     8,004             --
     Class B shares............................................................                       883             --
     Class C shares............................................................                       464             --
     Class R shares............................................................                     1,296             --
   Cost of shares redeemed:
     Class A shares............................................................                      (993)            --
     Class B shares............................................................                       (66)            --
                                                                                                ---------------         ----------
       Increase (Decrease) in Net Assets from Capital Stock Transactions.......                        117,939          2,027,994)
                                                                                                ---------------         ----------
         Total Increase (Decrease) in Net Assets...............................                        438,173          1,174,088

NET ASSETS:
   Beginning of Period.........................................................                      1,174,088             --
                                                                                                ---------------         ----------
   End of Period...............................................................                     $1,612,261         $1,174,088)
                                                                                                ---------------        ----------
                                                                                                ---------------        ----------
  Undistributed investment income (distributions in excess of investment
  income)--net.................................................................                  $      (6,733)           $ 4,760
                                                                                                 -------------            --------


-------------------
*From March 31, 1998 (commencement of operations) to September 30, 1998.

                               See notes to financial statements.

Dreyfus Premier Emerging Markets Fund

-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                           Shares
                                                                                       -------------------------------------------
                                                                                      Six Months Ended
                                                                                         March 31, 1999             Year Ended
                                                                                           (Unaudited)         September 30, 1998*
                                                                                       ------------------      -------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   -------
   Shares sold.................................................................               5,289                   113,621
   Shares issued for dividends reinvested......................................               1,016                     --
   Shares redeemed.............................................................                (123)                    --
                                                                                              -----                   -------
         Net Increase (Decrease) in Shares Outstanding.........................               6,182                   113,621
                                                                                              -----                   -------
                                                                                              -----                   -------

   Class B
   -------
   Shares sold.................................................................               8,156                    16,700
   Shares issued for dividends reinvested......................................                 113                      --
   Shares redeemed.............................................................                  (8)                     --
                                                                                              -----                   -------

         Net Increase (Decrease) in Shares Outstanding.........................               8,261                    16,700
                                                                                              -----                   -------
                                                                                              -----                   -------

   Class C
   -------
   Shares sold.................................................................                ----                    16,000
   Shares issued for dividends reinvested......................................                  59                      --
                                                                                              -----                   -------

         Net Increase (Decrease) in Shares Outstanding.........................                  59                    16,000
                                                                                              -----                   -------
                                                                                              -----                   -------

   Class R
   -------
   Shares sold.................................................................                  --                    16,000
   Shares issued for dividends reinvested......................................                 164                      --
                                                                                              -----                   -------

        Net Increase (Decrease) in Shares Outstanding..........................                 164                    16,000
                                                                                              -----                   -------
                                                                                              -----                   -------

-------------------
*From March 31, 1998 (commencement of operations) to September 30, 1998.

                                            See notes to financial statements.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                             Class A Shares                                  Class B Shares
                                                  --------------------------------------      ------------------------------------
                                                 Six Months Ended                             Six Months Ended
                                                  March 31, 1999         Period Ended           March 31, 1999       Period Ended
PER SHARE DATA:                                     Unaudited)        September 30, 1998(1)      Unaudited)         September 30,
                                                                                                                    1998(1)
                                                  --------------      ------------------      -----------------     --------------
   Net asset value, beginning of period..........  $   7.24              $ 12.50                 $   7.21             $12.50
                                                   --------              -------                 --------             ------
   Investment Operations:
   Investment income (loss)--net.................       .00(2)               .04                     (.02)             .00(2)
   Net realized and unrealized gain (loss)
     on investments..............................      1.95                (5.30)                    1.93             (5.29)
                                                   --------              -------                 --------            ------
   Total from Investment Operations..............      1.95                (5.26)                    1.91             (5.29
                                                   --------              -------                 --------            ------
   Distributions:
   Dividends from investment income--net.........      (.07)                 --                      (.04)              --
                                                   --------              -------                 --------            ------
   Net asset value, end of period................   $  9.12              $  7.24                  $  9.08            $ 7.21
                                                   --------              -------                 --------            ------
                                                   --------              -------                 --------            ------

TOTAL INVESTMENT RETURN(3,4).....................     27.07%              (42.08%)                  26.46%           (42.32%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets (3)...      1.12%                1.15%                    1.50%             1.54%
   Ratio of net investment income (loss) to
     average net assets(3)........................       01%                 .35%                    (.37%)            (.04%)
   Decrease reflected in above expense ratios
     due to undertakings by the Manager(3)........     3.90%                2.44%                    3.90%              2.48%
   Portfolio Turnover Rate(3).....................    97.63%              234.00%                   97.63%            234.00%
   Net Assets, end of period (000's Omitted).....    $1,092                 $822                     $227               $120

-------------------
(1) From March 31, 1998 (commencement of operations) to September 30, 1998.
(2) Amount represents less than $.01 per share.
(3) Not annualized.
(4) Exclusive of sales load.

                                            See notes to financial statements.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                             Class C Shares                                  Class R Shares
                                                  --------------------------------------      ------------------------------------
                                                 Six Months Ended                             Six Months Ended
                                                  March 31, 1999         Period Ended           March 31, 1999        Period Ended
PER SHARE DATA:                                     Unaudited)        September 30, 1998(1)      Unaudited)         September 30,
                                                                                                                    1998(1)
                                                  --------------      ------------------      -----------------     --------------

Net asset value, beginning of period.............  $   7.21              $ 12.50                 $   7.25           $12.50
                                                   --------              -------                 --------           ------
   Investment Operations:
   Investment income (loss)--net.................      (.03)                 .00(2)                   .01              .05
   Net realized and unrealized gain (loss)
     on investments..............................      1.95                (5.29)                    1.95            (5.30)
                                                   --------              -------                 --------           ------
   Total from Investment Operations..............      1.92                (5.29)                    1.96            (5.25)
                                                   --------              -------                 --------           ------

   Distributions:
   Dividends from investment income--net.........      (.03)                 --                      (.08)             --
                                                   --------              -------                 --------           ------

   Net asset value, end of period................   $  9.10              $  7.21                  $  9.13           $ 7.25
                                                   --------              -------                 --------           ------
                                                   --------              -------                 --------           ------

TOTAL INVESTMENT RETURN(3).......................    26.54%(4)            (42.32%)(4)               27.23%
(42.00%) RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets (3)...     1.49%                 1.53%                     .99%            1.03%
   Ratio of net investment income (loss) to
     average net assets (3)......................     (.37%)                (.03%)                    .13%             .47%
   Decrease reflected in above expense ratios
     due to undertaking by the Manager (3).......     3.90%                 2.43%                    3.90%            2.44%
   Portfolio Turnover Rate (3)...................    97.63%               234.00%                   97.63%          234.00%
   Net Assets, end of period (000's Omitted).....     $146                  $115                      $148             $116

-------------------
(1) From March 31, 1998 (commencement of operations) to September 30, 1998.
(2) Amount represents less than $.01 per share.
(3) Not annualized.
(4) Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Emerging Markets Fund (the Fund) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the Company) which is registered under the Investment Company Act of 1940, as amended (the
Act) as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation (the Manager) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

   Premier Mutual Fund Services, Inc. (the Distributor) is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (CDSC) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   As of March 31, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

   Class A..................112,981          Class C....................16,059
   Class B...................16,084          Class R....................16,164

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $493 during the period ended March 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the Facility) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement (Agreement) with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1998 through September 30, 1999 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates commitment fees) and extraordinary expenses exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $52,980 during the period ended March 31, 1999.

   (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets. During the period ended March 31, 1999, Class B and Class C shares were charged $638 and $476, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1999, Class A, Class B and Class C shares were charged $1,160, $213 and $159,respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier Emerging Markets Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $121 pursuant to the transfer agency agreement.

   (d) Each director who is not an affiliated person as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999, amounted to $1,950,824 and $1,224,208, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $160,147, consisting of $246,402 gross unrealized appreciation and $86,255 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[This page intentionally left blank.]

Dreyfus Premier Emerging
Markets Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.       329SA993



Dreyfus Premier Growth and Income Fund

Semi-Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus Premier Growth and Income Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   March 31, 1999 marked the end of the latest semiannual reporting period for the Dreyfus Premier Growth and Income Fund. The past six months have been a very challenging investment environment, with many crosscurrents buffeting world economies and financial markets. Total returns for the various share classes during the six-month period ended March 31, 1999 are shown in the following table:

                                                          Total Return*
                                                          -------------
   Class A.......................................           18.80%
   Class B.......................................           18.34%
   Class C.......................................           18.32%
   Class R.......................................           18.82%

   Large-capitalization stocks, as measured by the Standard & Poors 500 Composite Stock Price Index, returned in total 27.32%, while small-cap stocks returned 10.00%, as measured by the Russell 2000 Index.**

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period;
however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Overview

   The six months ended March 31, 1999 encompassed markedly different market phases. A broad stock market decline was well established by the beginning of October 1998. The market reached a low on October 8, 1998 and then began a sustained recovery.

   Three key trends influenced stock market behavior during the fiscal half-year. First, there were the moves by the Federal Reserve to ease interest rates. Second, weakness in emerging-country economies and stresses in the financial system contributed to both persistently weak commodity prices and a drop in long-term Treasury bond yields to multidecade lows near the beginning of the fiscal half-year period. Third, expectations for economic growth plunged in September and October 1998 in response to a serious financial crisis; yet by the end of March 1999, all three of these negative factors had abated, changes that were not lost on the equity markets.

   The erosion of expectations about corporate profit growth has contributed to an outperformance by a small group of supercap growth stocks. The U.S. economy has been led by strong growth in several new industries, including communications and portions of the technology sector, notably the Internet. Investors displayed more confidence in the prospect for strong, persistent earnings growth for a small group of growth stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind growth stocks.

   The six months ended March 31, 1999 were characterized by very different performance by the various market sectors. Supercap growth stocks did best, followed by large-cap stocks in general, with midcap and small-cap stocks lagging behind. Significantly, the Dow Jones Industrials broke through 10,000 while indexes for smaller stocks lagged well behind. The strongest stocks in many stock price indexes were either Internet stocks or indirect beneficiaries of the Internet boom. Thus, for most stock market indexes, the average non-Internet stock underperformed the overall index.

Portfolio Focus

   Although we continued to manage the fund with a value orientation, we focused primarily on large-capitalization stocks with above-average earnings growth potential and moderate valuations relative to the S&P 500. As the various discussions above have highlighted, the key investment drivers in the market were liquidity and concerns about earnings growth. This led to an investment environment where performance continued to be driven by a narrow group of large-capitalization stocks, with an emphasis on growth stocks.

   During the past six months, three sectors were the primary drivers of the fund's performance. Financials were the best-performing group, followed by technology and then consumer cyclicals. Within finance, performance was led by outstanding gains in American International Group, Citigroup and Chase Manhattan. Technology was powered by Lexmark International Group, Cl.A, Sun Microsystems and Perkin-Elmer. Finally, consumer cyclicals were very strong, with gains in Dayton Hudson (the funds best-performing individual holding), Carnival and General Motors. On the other side of the ledger, electric utilities actually had a negative absolute return, with holdings Texas Utilities and Duke Energy declining in the six-month period. Finally, issue selection and a small- to midcap bias hurt results. An assortment of stocks from various industries (Tenet Healthcare, Texaco, Lockheed Martin, Beverly Enterprises and Everest Reinsurance Holdings) registered the largest negative results.

   In the current equity environment, which favors a select number of large-
capitalization growth stocks,   we believe that issue selection with a large-
capitalization bias should be the key factor determining investment success. The current market environment is a difficult one for a value-oriented fund such as ours, but we continue to look for stocks with above-average long-term earnings growth potential that are attractively priced relative to the broad market average as we continue to believe that valuation will ultimately prevail. An example of a recently purchased stock that meets our investment criteria is Carnival, which operates the world's largest multiple-night cruise line under the names Carnival Cruise, Holland America Line, and Windstar Cruises; markets sightseeing tours; and operates 14 hotels under the name Westmark Hotels. We originally purchased this stock in October 1998 at a substantial discount to the market. The companys earnings are projected to grow at a mid- to high-teens rate, well ahead of the market.

   We are grateful for the opportunity to invest your capital and will be working diligently on your behalf to achieve satisfying long-term investment results.
                                       Sincerely,

                                       /s/Douglas D. Ramos, CFA

                                       Douglas D. Ramos, CFA
                                       Portfolio Manager

April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Russell 2000 Index is a widely accepted unmanaged index composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization.

Dreyfus Premier Growth and Income Fund
------------------------------------------------------------------------------
Statement of Investments                            March 31, 1999 (Unaudited)

Common Stocks--99.4%                                                                   Shares                Value
-------------------------------------------------------------------------------    --------------        --------------
      Commercial Services--1.0%   Fortune Brands...............................             9,700        $      375,269
                                  McGraw-Hill Cos. ............................             1,000                54,500
                                  Valassis Communications......................            11,000 (a)           569,250
                                                                                                         --------------
                                                                                                                999,019
                                                                                                         --------------


        Consumer Durables--6.9%   Eastman Kodak................................             7,000               447,125
                                  Ford Motor...................................            32,700             1,855,725
                                  General Motors...............................            24,000             2,085,000
                                  Leggett & Platt..............................            70,000             1,400,000
                                  Newell Rubbermaid............................            19,600               931,000
                                                                                                         --------------
                                                                                                              6,718,850
                                                                                                         --------------

    Consumer Non-Durables--3.2%   Anheuser-Busch Cos...........................            15,000             1,142,813
                                  ConAgra......................................            10,000               255,625
                                  Kimberly-Clark...............................            10,000               479,375
                                  PepsiCo......................................            25,000               979,688
                                  Philip Morris Cos. ..........................             6,900               242,793
                                                                                                         --------------
                                                                                                              3,100,294
                                                                                                         --------------


         Consumer Services--4.9%  Carnival.....................................            40,600             1,971,638
                                  Cendant......................................            90,800 (a)         1,430,100
                                  Gannett......................................            11,000               693,000
                                  Time Warner..................................            10,200               724,837
                                                                                                         --------------
                                                                                                              4,819,575
                                                                                                         --------------


    Electronic Technology--11.5%  Boeing.......................................            13,200               450,450
                                  Compaq Computer..............................            19,000               602,063
                                  Hewlett-Packard..............................            14,300               969,719
                                  Intel........................................            18,000             2,144,250
                                  International Business Machines..............            12,000             2,127,000
                                  Lexmark International Group, Cl. A...........            10,200 (a)         1,139,850
                                  Lockheed Martin..............................            26,000               979,875
                                  Motorola.....................................             9,000               659,250
                                  Oracle.......................................            14,700               387,712
                                  Sun Microsystems.............................             4,000 (a)           499,750
                                  Texas Instruments............................             8,000               794,000
                                  United Technologies..........................             4,000               541,750
                                                                                                         --------------
                                                                                                             11,295,669
                                                                                                         --------------


          Energy Minerals--5.7%   Exxon........................................            14,000               987,875
                                  Mobil........................................            17,000             1,496,000
                                  Royal Dutch Petroleum, A.D.R. ...............            40,000             2,080,000
                                  Texaco.......................................            10,000               567,500
                                  USX-Marathon Group...........................            15,000               412,500
                                                                                                         --------------
                                                                                                              5,543,875
                                                                                                         --------------

Dreyfus Premier Growth and Income Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                March 31, 1999 (Unaudited)

Common Stocks (continued)                                                              Shares                Value
-------------------------------------------------------------------------------    --------------       --------------
                 Finance--21.7%   American General.............................             7,300       $       514,650
                                  American International Group.................            19,921             2,402,971
                                  Associates First Capital, Cl. A..............            13,000               585,000
                                  Bank One.....................................             9,000               495,562
                                  BankAmerica..................................            26,200             1,850,375
                                  BankBoston...................................            11,000               476,437
                                  CIGNA........................................            16,600             1,391,288
                                  Chase Manhattan..............................            16,000             1,301,000
                                  Citigroup....................................            39,700             2,535,838
                                  Everest Reinsurance Holdings.................            15,000               467,812
                                  Federal Home Loan Mortgage...................            24,000             1,371,000
                                  Federal National Mortgage Association........            27,800             1,925,150
                                  First Union..................................            14,500               774,844
                                  Fleet Financial Group........................            17,000               639,625
                                  Household International......................            12,400               565,750
                                  Morgan (J.P.)................................             4,000               493,500
                                  Morgan Stanley, Dean Witter..................            12,300             1,229,231
                                  UnionBanCal..................................             9,100               309,968
                                  Wells Fargo..................................            32,000             1,122,000
                                  XL Capital Limited, Cl. A....................            12,800               777,600
                                                                                                         --------------
                                                                                                             21,229,601
                                                                                                         --------------

          Health Services--2.1%   Columbia/HCA Healthcare......................            59,000             1,117,313
                                  Wellpoint Health Networks....................            13,000               985,562
                                                                                                         --------------
                                                                                                              2,102,875
                                                                                                         --------------

        Health Technology--7.7%   American Home Products.......................            20,700             1,350,675
                                  Becton, Dickinson............................            18,000               689,625
                                  Bristol-Myers Squibb.........................            13,000               836,062
                                  Pharmacia & Upjohn...........................            36,100             2,251,738
                                  Zeneca.......................................            50,000             2,359,968
                                                                                                         --------------
                                                                                                              7,488,068
                                                                                                         --------------

      Industrial Services--1.1%   Schlumberger.................................            10,000               601,875
                                  Waste Management.............................            10,400               461,500
                                                                                                         --------------
                                                                                                              1,063,375
                                                                                                         --------------

        Process Industries--.9%   duPont (E.I.) de Nemours.....................             6,000               348,375
                                  Mead.........................................            17,000               522,750
                                                                                                         --------------
                                                                                                                871,125
                                                                                                         --------------

   Producer Manufacturing--9.1%   AlliedSignal.................................            27,000             1,328,063
                                  General Electric.............................            23,000             2,544,375
                                  Honeywell....................................            13,000               985,562
                                  Ingersoll-Rand...............................             6,000               297,750

Dreyfus Premier Growth and Income Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                March 31, 1999 (Unaudited)

Common Stocks (continued)                                                              Shares                Value
-------------------------------------------------------------------------------    --------------       --------------

   Producer Manufacturing (continued)   Masco..................................            54,400          $  1,536,800
                                        Tyco International.....................            17,000             1,219,750
                                        Xerox..................................            18,000               960,750
                                                                                                         --------------
                                                                                                              8,873,050
                                                                                                         --------------

                   Retail Trade--8.7%   American Stores........................            61,300             2,022,900
                                        Dayton Hudson..........................            30,000             1,998,750
                                        Federated Department Stores............            17,000 (a)           682,125
                                        Kroger.................................            13,500 (a)           808,312
                                        May Department Stores..................            40,950             1,602,169
                                        TJX Cos. ..............................            42,500             1,445,000
                                                                                                         --------------
                                                                                                              8,559,256
                                                                                                         --------------

                    Utilities--14.9%   AT&T....................................            21,000             1,676,063
                                       Bell Atlantic...........................            27,000             1,395,562
                                       Coastal.................................            46,600             1,537,800
                                       Duke Energy.............................             8,000               437,000
                                       El Paso Energy..........................            11,700               382,443
                                       GTE.....................................            36,000             2,178,000
                                       MCI WorldCom............................            19,500 (a)         1,726,969
                                       SBC Communications......................            38,000             1,790,750
                                       Sprint (FON Group)......................            15,900             1,560,188
                                       Texas Utilities.........................            46,000             1,917,625
                                                                                                         --------------
                                                                                                             14,602,400
                                                                                                         --------------

                                       TOTAL COMMON STOCKS
                                          (cost $84,240,464)....................                            $97,267,032
                                                                                                         --------------
                                                                                                         --------------

                                                                                         Principal
Short-Term Investments--.7%                                                                Amount
-------------------------------------------------------------------------------     --------------
                U.S. Treasury Bills:   4.46%, 4/1/1999.........................     $      450,000       $      450,000
                                       4.42%, 5/20/1999........................            227,000              225,625
                                                                                                         --------------

                                       TOTAL SHORT-TERM INVESTMENTS
                                        (cost $675,634)........................                          $      675,625
                                                                                                         --------------
                                                                                                         --------------

TOTAL INVESTMENTS (cost $84,916,098)...........................................             100.1%          $97,942,657
                                                                                            ------       --------------
                                                                                            ------       --------------

LIABILITIES, LESS CASH AND RECEIVABLES.........................................               (.1%)      $     (113,622)
                                                                                            ------       --------------
                                                                                            ------       --------------

NET ASSETS.....................................................................             100.0%       $   97,829,035
                                                                                            ------       --------------
                                                                                            ------       --------------

Notes to Statement of Investments:
-------------------
(a) Non-income producing.

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                              Cost                  Value
                                                                                          -------------        -------------
ASSETS:            Investments in securities--See Statement of Investments.....           $  84,916,098        $  97,942,657
                   Cash........................................................                                      515,954
                   Receivable for investment securities sold...................                                    1,409,445
                   Dividends receivable........................................                                      139,969
                   Net unrealized appreciation on forward currency
                     exchange contracts--Note 4(a).............................                                       34,664
                   Receivable for shares of Common Stock subscribed............                                       12,053
                   Prepaid expenses............................................                                       26,758
                                                                                                               -------------
                                                                                                                 100,081,500
                                                                                                               -------------


LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                                       74,130
                   Due to Distributor..........................................                                       62,473
                   Payable for investment securities purchased.................                                    1,740,583
                   Payable for shares of Common Stock redeemed.................                                      341,521
                   Payable for futures variation margin--Note 4(a).............                                        8,226
                   Accrued expenses............................................                                       25,532
                                                                                                               -------------
                                                                                                                   2,252,465
                                                                                                               -------------


NET ASSETS.....................................................................                                $  97,829,035
                                                                                                               -------------
                                                                                                               -------------


REPRESENTED BY:    Paid-in capital.............................................                                $  81,883,367
                   Accumulated distributions in excess of investment
                     income--net...............................................                                          (30)
                   Accumulated net realized gain (loss) on investments.........                                    2,884,620
                   Accumulated net unrealized appreciation (depreciation)
                     on investments and foreign currency transactions..........                                   13,061,078
                                                                                                               -------------

NET ASSETS.....................................................................                                $  97,829,035
                                                                                                               -------------
                                                                                                               -------------

                                                NET ASSET VALUE PER SHARE
                                                -------------------------

                                                     Class A          Class B          Class C          Class R
                                                   -----------      -----------      -----------      -----------
Net Assets..................................       $32,700,822      $61,487,600      $3,357,886       $282,727
Shares Outstanding..........................         1,586,071        3,022,858         164,892         13,613

 NET ASSET VALUE PER SHARE..................            $20.62           $20.34          $20.36         $20.77
                                                        ------           ------          ------         ------
                                                        ------           ------          ------         ------

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME

INCOME:            Cash dividends (net of $3,787 foreign taxes
                     withheld at source).......................................           $      779,273
                   Interest....................................................                  141,397
                                                                                          --------------
                     Total Income..............................................                                $     920,670
EXPENSES:          Management fee--Note 3(a)...................................                  376,631
                   Distribution fees--Note 3(b)................................                  249,770
                   Shareholder servicing costs--Note 3(c)......................                  198,974
                   Professional fees...........................................                   32,454
                   Registration fees...........................................                   26,223
                   Directors fees and expenses--Note 3(d).....................                    16,402
                   Custodian fees--Note 3(c)...................................                   10,487
                   Prospectus and shareholders reports........................                     4,807
                   Loan commitment fees--Note 2................................                      241
                   Miscellaneous...............................................                    1,402
                                                                                          --------------

                     Total Expenses............................................                                      917,391
                                                                                                              --------------

INVESTMENT INCOME--NET.........................................................                                        3,279
                                                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments:
                     Long transactions.........................................            $  2,662,429
                     Short sale transactions...................................                  (1,021)
                   Net realized gain (loss) on financial futures...............               1,062,318
                   Net realized gain (loss) on forward currency
                     exchange contracts........................................                  19,539
                                                                                           ------------
                       Net Realized Gain (Loss)................................                                    3,743,265
                   Net unrealized appreciation (depreciation) on
                     investments and forward currency exchange
                     contracts.................................................                                   13,124,933
                                                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                   16,868,198
                                                                                                              --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $16,871,477
                                                                                                              --------------
                                                                                                              --------------

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Six Months Ended
                                                                                            March 31, 1999      Year Ended
                                                                                              (Unaudited)   September 30, 1998
                                                                                          ----------------  ------------------
OPERATIONS:
   Investment income (loss)--net...............................................             $        3,279     $      (17,100)
   Net realized gain (loss) on investments.....................................                  3,743,265          1,604,173
   Net unrealized appreciation (depreciation) on investments...................                 13,124,933         (9,184,986)
                                                                                            --------------     --------------
       Net Increase (Decrease) in Net Assets Resulting from Operations.........                 16,871,477         (7,597,913)
                                                                                            --------------     --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
     Class A shares............................................................                     (3,173)          (103,354)
     Class B shares............................................................                        --                 --
     Class C shares............................................................                        --                 --
     Class R shares............................................................                       (136)            (1,288)
   Net realized gain on investments:
     Class A shares............................................................                    (62,028)        (4,256,479)
     Class B shares............................................................                   (118,673)        (7,237,792)
     Class C shares............................................................                     (6,549)          (521,235)
     Class R shares............................................................                       (492)           (27,101)
                                                                                            --------------     --------------
       Total Dividends.........................................................                   (191,051)       (12,147,249)
                                                                                            --------------     --------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
     Class A shares............................................................                  2,153,807          5,975,661
     Class B shares............................................................                  2,842,655         11,287,995
     Class C shares............................................................                    465,708            948,288
     Class R shares............................................................                     14,176             53,341
   Dividends reinvested:
     Class A shares............................................................                     59,473          4,018,653
     Class B shares............................................................                    105,597          6,501,854
     Class C shares............................................................                      4,503            326,647
     Class R shares............................................................                        627             28,399
   Cost of shares redeemed:
     Class A shares............................................................                 (6,991,166)       (13,783,908)
     Class B sharesV............................................................               (10,973,606)       (15,779,224)
     Class C shares............................................................                 (1,390,785)        (2,140,721)
     Class R shares............................................................                    (44,892)           (27,614)
                                                                                            --------------     --------------
       Increase (Decrease) in Net Assets from Capital Stock Transactions.......                (13,753,903)        (2,590,629)
                                                                                            --------------     --------------
         Total Increase (Decrease) in Net Assets...............................                  2,926,523        (22,335,791)

NET ASSETS:
   Beginning of Period.........................................................                 94,902,512        117,238,303
                                                                                            --------------     --------------
   End of Period...............................................................             $   97,829,035     $   94,902,512
                                                                                            --------------     --------------
                                                                                            --------------     --------------

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                           Shares
                                                                                        -----------------------------------------
                                                                                         Six Months Ended
                                                                                          March 31, 1999           Year Ended
                                                                                            (Unaudited)        September 30, 1998
                                                                                        ------------------     ------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   -------
   Shares sold.................................................................                108,487               309,070
   Shares issued for dividends reinvested......................................                  3,022               218,373
   Shares redeemed.............................................................               (355,161)             (717,728)
                                                                                           -----------           -----------
           Net Increase (Decrease) in Shares Outstanding.......................               (243,652)             (190,285)
                                                                                           -----------           -----------
                                                                                           -----------           -----------

   Class B
   -------
   Shares sold.................................................................                145,387               577,515
   Shares issued for dividends reinvested......................................                  5,438               355,874
   Shares redeemed.............................................................               (561,922)             (824,107)
                                                                                           -----------           -----------
           Net Increase (Decrease) in Shares Outstanding.......................               (411,167)             (109,282)
                                                                                           -----------           -----------
                                                                                           -----------           -----------

   Class C
   -------
   Shares sold.................................................................                 23,522                49,565
   Shares issued for dividends reinvested......................................                    231                17,869
   Shares redeemed.............................................................                (71,726)             (110,512)
                                                                                           -----------           -----------
           Net Increase (Decrease) in Shares Outstanding.......................                (47,943)              (43,078)
                                                                                           -----------           -----------
                                                                                           -----------           -----------

   Class R
   -------
   Shares sold.................................................................                    708                 2,717
   Shares issued for dividends reinvested......................................                     31                 1,531
   Shares redeemed.............................................................                 (2,266)               (1,383)
                                                                                           -----------           -----------
           Net Increase (Decrease) in Shares Outstanding.......................                 (1,527)               (2,865)
                                                                                           -----------           -----------
                                                                                           -----------           -----------

                                            See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                     Class A
                                                                                     -----------------------------------------
                                                            Six Months Ended
                                                             March 31, 1999                   Year Ended September 30,
PER SHARE DATA:                                                 (Unaudited)            1998            1997            1996(1)
                                                                -----------          --------        --------        ---------
   Net asset value, beginning of period......................   $17.39               $20.94          $18.45          $12.50
                                                                ------               ------          ------          ------
   Investment Operations:
   Investment income--net....................................      .06                  .10             .24             .10
   Net realized and unrealized gain (loss) on investments....     3.21                (1.44)           3.39            5.94
                                                                ------               ------          ------          ------
   Total from Investment Operations..........................     3.27                (1.34)           3.63            6.04
                                                                ------               ------          ------          ------
   Distributions:
   Dividends from investment income--net.....................     (.00)(2)             (.05)           (.25)           (.09)
   Dividends from net realized gain on investments...........     (.04)               (2.16)           (.89)             --
                                                                ------               ------          ------          ------
   Total Distributions.......................................     (.04)               (2.21)          (1.14)           (.09)
                                                                ------               ------          ------          ------
   Net asset value, end of period............................   $20.62               $17.39          $20.94          $18.45
                                                                ------               ------          ------          ------
                                                                ------               ------          ------          ------

TOTAL INVESTMENT RETURN(3)...................................    18.80%(4)            (7.00%)         20.90%          48.24%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................      .67%(4)             1.25%           1.24%            .94%(4)
   Ratio of net investment income to average net assets......      .25%(4)              .47%           1.27%            .92%(4)
   Decrease reflected in above expense ratios
     due to undertakings by the Manager......................       --                  .01%            .11%            .30%(4)
   Portfolio Turnover Rate...................................    60.01%(4)           133.00%         265.33%         205.64%(4)
   Net Assets, end of period (000s Omitted)..................  $32,701              $31,824         $42,309         $30,330

-------------------
(1) From December 29, 1995 (commencement of operations) to September 30, 1996.
(2) Amount represents less than $.01 per share.
(3) Exclusive of sales load.
(4) Not annualized.

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
---------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            Class B
                                                                                          ----------------------------------------
                                                                 -Six Months Ended
                                                                  March 31, 1999                   Year Ended September 30,

PER SHARE DATA:                                                      (Unaudited)            1998            1997          1996(1)
                                                                     -----------          --------        --------        --------
   Net asset value, beginning of period.........................     $17.22               $20.85          $18.37          $12.50
                                                                     ------               ------          ------          ------
   Investment Operations:
   Investment income (loss)--net................................       (.03)                (.06)            .10             .03
   Net realized and unrealized gain (loss) on investments.......       3.19                (1.41)           3.38            5.87
                                                                     ------               ------          ------          ------
   Total from Investment Operations.............................       3.16                (1.47)           3.48            5.90
                                                                     ------               ------          ------          ------
Distributions:
   Dividends from investment income--net........................         --                   --           (.11)            (.03)
   Dividends from net realized gain on investments..............       (.04)               (2.16)          (.89)              --
                                                                     ------               ------          ------          ------
Total Distributions.............................................       (.04)               (2.16)         (1.00)            (.03)
                                                                     ------               ------          ------          ------
Net asset value, end of period..................................     $20.34               $17.22         $20.85           $18.37
                                                                     ------               ------          ------          ------
                                                                     ------               ------          ------          ------

TOTAL INVESTMENT RETURN(2)......................................      18.34%(3)            (7.69%)        20.08%         47.14%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets......................       1.04%(3)             2.00%          2.00%          1.52%(3)
   Ratio of net investment income (loss) to average net assets..       (.12%)(3)            (.28%)          .50%          .34%(3)
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.........................          --                 .01%           .11%          .30%(3)
   Portfolio Turnover Rate......................................       60.01%(3)          133.00%        265.33%       105.64%(3)
   Net Assets, end of period (000s Omitted).....................     $61,488             $59,144        $69,330          $37,534

-------------------
(1) From December 29, 1995 (commencement of operations) to September 30, 1996.
(2) Exclusive of sales load.
(3) Not annualized.

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            Class C
                                                                                          ----------------------------------------
                                                                 -Six Months Ended
                                                                  March 31, 1999                   Year Ended September 30,

PER SHARE DATA:                                                      (Unaudited)            1998            1997         1996(1)
                                                                     -----------          --------        --------        --------

   Net asset value, beginning of period.........................     $17.24               $20.87          $18.40          $12.50
                                                                     ------               ------          ------          ------
   Investment Operations:
   Investment income (loss)--net................................       (.04)                (.06)            .09             .03
   Net realized and unrealized gain (loss) on investments.......       3.20                (1.41)           3.38            5.88
                                                                     ------               ------          ------          ------
Total from Investment Operations................................       3.16                (1.47)           3.47            5.91
                                                                     ------               ------          ------          ------
Distributions:
   Dividends from investment income--net........................         --                   --            (.11)           (.01)
   Dividends from net realized gain on investments..............       (.04)               (2.16)           (.89)             --
                                                                     ------               ------          ------          ------
   Total Distributions..........................................       (.04)               (2.16)          (1.00)           (.01)
                                                                     ------               ------          ------          ------
Net asset value, end of period..................................     $20.36               $17.24          $20.87          $18.40
                                                                     ------               ------          ------          ------
                                                                     ------               ------          ------          ------
TOTAL INVESTMENT RETURN(2)......................................      18.32%(3)            (7.63%)         19.89%      47.27%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets......................       1.02%(3)             1.96%           2.00%       1.52%(3)
   Ratio of net investment income (loss) to average net assets..       (.11%)(3)            (.25%)           .52%        .30%(3)
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.........................         --                  .01%            .11%        .30%(3)
   Portfolio Turnover Rate......................................      60.01%(3)           133.00%         265.33%     205.64%(3)
   Net Assets, end of period (000s Omitted).....................     $3,358               $3,670          $5,340      $2,642

-------------------
(1) From December 29, 1995 (commencement of operations) to September 30, 1996.
(2) Exclusive of sales load.
(3) Not annualized.

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            Class R
                                                                                          ----------------------------------------
                                                                 -Six Months Ended
                                                                  March 31, 1999                   Year Ended September 30,

PER SHARE DATA:                                                      (Unaudited)            1998            1997          1996(1)
                                                                     -----------          --------        --------        --------
   Net asset value, beginning of period.........................     $17.52               $21.11          $18.42          $12.50
                                                                     ------               ------          ------          ------
Investment Operations:
   Investment income--net.......................................        .08                  .07             .20             .43
   Net realized and unrealized gain (loss) on investments.......       3.22                (1.40)           3.67            5.61
                                                                     ------               ------          ------          ------
Total from Investment Operations................................       3.30                (1.33)           3.87            6.04
                                                                     ------               ------          ------          ------
Distributions:
   Dividends from investment income--net........................       (.01)                (.10)           (.29)           (.12)
   Dividends from net realized gain on investments..............       (.04)               (2.16)           (.89)             --
                                                                     ------               ------          ------          ------
Total Distributions.............................................       (.05)               (2.26)          (1.18)           (.12)
                                                                     ------               ------          ------          ------
Net asset value, end of period..................................     $20.77               $17.52          $21.11          $18.42
                                                                     ------               ------          ------          ------
                                                                     ------               ------          ------          ------
TOTAL INVESTMENT RETURN.........................................     18.82%(2)            (6.89%)         22.25%        48.38%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets......................       .62%(2)             1.15%            .99%          .79%(2)
   Ratio of net investment income to average net assets.........       .30%(2)              .57%           1.50%         1.01%(2)
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.........................         --                 .01%            .12%          .30%(2)
   Portfolio Turnover Rate......................................     60.01%(2)           133.00%         265.33%       205.64%(2)
   Net Assets, end of period (000s Omitted)....................       $283                 $265            $259            $174

-------------------
(1) From December 29, 1995 (commencement of operations) to September 30, 1996.
(2)Not annualized.

                                       See notes to financial statements.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Growth and Income Fund (the "Fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (Mellon).

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Funds shares. The Fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Funds average daily net assets and is payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,134 during the period ended March 31, 1999 from commissions earned on sales of Fund shares.

   (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 1999, Class B and Class C shares were charged $236,203 and $13,567, respectively, pursuant to the Plan.

   (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1999, Class A, Class B and Class C shares were charged $41,942, $78,735 and $4,522, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $48,357 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended March 31, 1999, the Fund was charged $10,487 pursuant to the custody agreement.

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

 (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 1999:

                                                    Purchases         Sales
                                                   -----------      -----------
   Long transactions..........................     $56,523,462      $61,457,410
   Short sale transactions....................          81,068           80,047
                                                   -----------      -----------
     Total....................................     $56,604,530      $61,537,457
                                                   -----------      -----------
                                                   -----------      -----------

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of permissable liquid assets sufficient to cover its short position. At March 31, 1999, there were no securities sold short outstanding.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   The following summarizes open forward currency exchange contracts at March 31, 1999:

                                     Foreign Currency                           Unrealized
Forward Currency Exchange Contracts       Amounts     Proceeds       Value     Appreciation
-----------------------------------      ---------   ----------   ----------   ------------
Sales:
------
   British Pounds, expiring 4/15/99...     793,434   $1,300,000   $1,278,892      $21,108
   British Pounds, expiring 6/25/99...     525,248      859,830      846,274       13,556
                                                                                  -------
      Total...........................                                            $34,664
                                                                                  -------
                                                                                  -------


   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial

Dreyfus Premier Growth and Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 1999, there were no financial futures contracts outstanding.

   (b) At March 31, 1999, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $13,061,223, consisting of $14,936,086 gross unrealized appreciation and $1,874,863, gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier Growth
and Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.           320SA993



                              Semi-Annual Report

-------------------------------------------------------------------------------
                                 Dreyfus Premier
                                 Market Neutral
                                      Fund
-------------------------------------------------------------------------------




                                 March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semiannual report for Dreyfus Premier Market Neutral Fund for the six months ended March 31, 1999.

   The equity market continued a narrow leadership pattern particularly in the first quarter of 1999. The market winners were dominated by the larger companies with the highest perceived long-term growth prospects regardless of stock valuation (e.g. high price-to-earning or price-to-book ratios), or near-term earnings--or indeed, complete lack thereof. In this respect, the narrow patterns evidenced in the second half of 1998 continued into this year.

   This has been an unexpected and unprecedented market environment in which our approach to picking stocks had to operate. This approach, which looks to outperform U.S. T-bills over a wide array of market conditions, generated negative returns for the six-month period, as shown in the following table:

                                                                   Total Return*

         Class A Shares..........................................     - 8.58%
         Class B Shares..........................................     - 8.96%
         Class C Shares..........................................     - 8.95%
         Class R Shares..........................................     - 8.49%
         Return on 90-Day Treasury Bills**.......................       2.15%
         Standard & Poor's 500 Composite
           Stock Price Index***..................................      27.32%

   This performance resulted from a confluence of what we believe were unusual and nonsustainable events including:

   - An economic environment which continued to surprise on the upside with respect to GDP growth and which has simultaneously produced reduced inflation and inflationary expectations. In addition the yield curve has been flat, and there has been unexpectedly slow global economic growth. This set of conditions has not occurred simultaneously in the past, and certainly not in an economic cycle which is this far along in duration.

   - A market environment where value has been trounced in favor of perceived and anticipated long-term growth. A portion of this effect is a purely rational response to the unusual economic conditions noted above. (Falling inflation and interest rates generally favor growth over value as investors discount expected future earnings at a lower rate.)

   - A market environment where near-term realized earnings momentum has been punished with negative returns. In addition the very largest stocks were favored over small or medium companies.

   - A market environment which, in addition, has favored "New Economy" stocks with market returns substantially greater than existing businesses. This has been accompanied by truly stupendous forecasts of long-term growth. There may be Internet and wireless communications stocks which will be very successful in the near and long term but the earnings multiples and absolute capitalizations are often ludicrously high and unsustainable.

   - Individual stock volatility (measured stock to stock rather than by aggregate market levels), which has spiked upwards during the last six months and which magnifies negative returns to stock selection.

Portfolio Focus

   We continue to believe that the narrowness of this current market is unsustainable and have positioned your portfolio in anticipation of a broadening of market leadership.

   One other point regarding the recent volatility deserves mention. We use quantitative models of risk to define a range of possible outcomes in our relative return.In their projections for the past year, and in particular the first quarter of 1999, these models produced an estimate of risk (i.e., ranges of possible results relative to the benchmark) that proved to be markedly low when compared to subsequent realized results. We observe that these models were built by looking at an extended period in the past where average volatility was lower than it has been recently. When overall volatility exceeds that experienced in the period on which models are based, such risk models will tend to understate the range of possible outcomes.

   We look forward to the remainder of 1999 with considerable optimism and an expectation that market conditions will favor our investment approach.

                                              Sincerely,

                                              /s/ John S. Cone

                                              John S. Cone
                                              Portfolio Manager

April 28, 1999 New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** 90-Day Treasury bill returns are an average-price based return on all three-month Treasury bill auctions over the course of the previous month.

*** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)

Common Stocks--93.0%                                                                        Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
      Commercial Services--7.1%  Donnelley (R.R.) & Sons.......................                  800     $   25,750
                                 Grainger (W.W.)...............................                  400         17,225
                                 Ikon Office Solutions.........................                  600          7,687
                                 Modis Professional Services...................                  500 (a)      4,531
                                 Ogden.........................................                5,700        137,156
                                 Supervalu.....................................                5,700        117,562
                                                                                                         ----------
                                                                                                            309,911
                                                                                                         ----------

        Consumer Durables--2.2%  Centex........................................                  100          3,337
                                 Electronic Arts...............................                  300 (a)     14,250
                                 International Game Technology.................                  700         10,194
                                 Shaw Industries...............................                3,600 (a)     66,600
                                                                                                         ----------
                                                                                                             94,381
                                                                                                         ----------

    Consumer Non-Durables--5.9%  American Greetings, Cl. A.....................                  100          2,538
                                 Flowers Industries............................                3,300         81,262
                                 Fruit Of The Loom, Cl. A......................                2,800 (a)     29,050
                                 IBP...........................................                4,200         78,225
                                 Interstate Bakeries...........................                1,100         23,719
                                 Universal.....................................                1,500         38,344
                                 Warnaco Group, Cl. A..........................                  200          4,937
                                                                                                         ----------
                                                                                                            258,075
                                                                                                         ----------

        Consumer Services--9.2%  Brinker International.........................                1,600 (a)     41,300
                                 Hollinger International, Cl. A................                7,500        101,719
                                 Knight-Ridder.................................                1,800         90,000
                                 Manpower......................................                3,100         72,462
                                 Tribune.......................................                  700         45,806
                                 Viacom, Cl. B.................................                  600 (a)     50,362
                                                                                                         ----------
                                                                                                            401,649
                                                                                                         ----------

   Electronic Technology--17.0%  Adaptec.......................................                2,700 (a)     61,594
                                 Apple Computer................................                2,000 (a)     71,875
                                 Comverse Technology...........................                  200 (a)     17,000
                                 Cordant Technologies..........................                2,200         87,587
                                 EG&G..........................................                3,900        102,862
                                 Intel.........................................                  100         11,913
                                 Lucent Technologies...........................                1,200        129,300
                                 Novell........................................                  100 (a)      2,519
                                 QUALCOMM......................................                  500 (a)     62,188
                                 Rockwell International........................                  400         16,975
                                 Sanmina.......................................                  100 (a)      6,375
                                 Seagate Technology............................                  900 (a)     26,606
                                 Solectron.....................................                  200 (a)      9,712
                                 Thermo Instrument Systems.....................                2,800 (a)     40,425
                                 Unisys........................................                2,400 (a)     66,450
                                 Western Digital...............................                3,200 (a)     25,400
                                                                                                         ----------
                                                                                                            738,781
                                                                                                         ----------

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
                  Finance--9.7%  Bear Stearns Cos..............................                  200     $    8,938
                                 Charter One Financial.........................                  800         23,088
                                 City National.................................                2,500         77,188
                                 Equitable Cos.................................                  700         49,000
                                 Federal Home Loan Mortgage....................                  500         28,562
                                 Golden State Bancorp..........................                1,700 (a)     37,825
                                 Hibernia, Cl. A...............................                1,100         14,438
                                 Liberty Property Trust........................                2,000         41,500
                                 Morgan Stanley Dean Witter....................                1,100        109,931
                                 North Fork Bancorp............................                  300          6,338
                                 UnionBanCal...................................                  700         23,844
                                                                                                         ----------
                                                                                                            420,652
                                                                                                         ----------

          Health Services--6.6%  Cardinal Health...............................                2,050        135,300
                                 HEALTHSOUTH...................................                1,700 (a)     17,638
                                 Integrated Health Services....................                2,800         15,400
                                 Omnicare......................................                  500          9,531
                                 PacifiCare Health Systems, Ser. B.............                1,100 (a)     75,075
                                 United Healthcare.............................                  700         36,838
                                                                                                         ----------
                                                                                                            289,782
                                                                                                         ----------

         Health Technology--.3%  Bard (C.R.)...................................                  100          5,044
                                 Centocor......................................                  200 (a)      7,400
                                                                                                         ----------
                                                                                                             12,444
                                                                                                         ----------

      Industrial Services--2.7%  Republic Industries...........................                9,500 (a)    117,563
                                                                                                         ----------
                 Minerals--1.8%  Owens-Corning.................................                2,400         76,350
                                                                                                         ----------

       Process Industries--9.9%  Archer-Daniels-Midland........................                8,600        126,313
                                 Crane.........................................                1,700         41,119
                                 Crompton & Knowles............................                1,000         15,750
                                 Engelhard.....................................                2,100         35,569
                                 Goodrich (B.F.)...............................                  900         30,881
                                 Premark International.........................                  300          9,881
                                 RPM...........................................                6,500         86,531
                                 Sherwin-Williams..............................                3,000         84,375
                                                                                                         ----------
                                                                                                            430,419
                                                                                                         ----------

   Producer Manufacturing--6.7%  Aeroquip-Vickers..............................                  400         22,925
                                 Dana..........................................                  400         15,200
                                 Harnischfeger Industries......................                5,300         30,144
                                 Ingersoll-Rand................................                  200          9,925
                                 Minnesota Mining & Manufacturing..............                  400         28,300
                                 Navistar International........................                  300 (a)     12,056
                                 Pentair.......................................                3,000        101,250
                                 TRW...........................................                  300         13,650

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
Producer Manufacturing           Thermo Electron............................                   3,600 (a) $   48,825
(continued)                      York International............................                  300         10,594
                                                                                                         ----------
                                                                                                            292,869
                                                                                                         ----------

                   Retail--3.5%  Best Buy......................................                  200 (a)     10,400
                                 Federated Department Stores...................                  600 (a)     24,075
                                 K mart........................................                5,500 (a)     92,469
                                 Office Depot..................................                  500 (a)     18,406
                                 OfficeMax.....................................                1,100 (a)      9,487
                                                                                                         ----------
                                                                                                            154,837
                                                                                                         ----------

       Technology Services--.9%  Bergen Brunswig, Cl. A........................                  800         16,000
                                 Oracle........................................                  600 (a)     15,825
                                 Reynolds & Reynolds, Cl. A....................                  300          5,700
                                                                                                         ----------
                                                                                                             37,525
                                                                                                         ----------

            Transportation--.1%  Galileo International.........................                  100          4,837
                                                                                                         ----------

                Utilities--9.4%  AirTouch Communications.......................                  100 (a)      9,663
                                 Citizens Utilities............................                6,750         52,314
                                 Florida Progress..............................                  500         18,875
                                 LG&E Energy...................................                5,200        108,225
                                 Northern States Power.........................                  800         18,550
                                 Paging Network................................                6,800 (a)     31,875
                                 Public Service Enterprise Group...............                4,000        152,750
                                 UtiliCorp United..............................                  750         17,062
                                                                                                         ----------
                                                                                                            409,314
                                                                                                         ----------
                                 TOTAL COMMON STOCKS
                                    (cost $4,529,432)..........................                          $4,049,389
                                                                                                         ----------
                                                                                                         ----------

                                                                                        Principal
Short-Term Investments--.6%                                                               Amount
-------------------------------------------------------------------------------        -------------
         Repurchase Agreement;   Bear Stearns & Cos., 4.92% dated
                                    3/31/1999, due 4/1/1999 in the amount of
                                    $25,637 (fully collateralized by $20,000
                                    U.S. Treasury Bonds, 10.375%, 11/15/2012,
                                    value $27,179)
                                    (cost $25,633).............................        $      25,633     $   25,633
                                                                                                         ----------
                                                                                                         ----------

TOTAL INVESTMENTS (cost $4,555,065)............................................                93.6%     $4,075,022
                                                                                              ------     ----------
                                                                                              ------     ----------
CASH AND RECEIVABLES (NET).....................................................                 6.4%     $  277,831
                                                                                              ------     ----------
                                                                                              ------     ----------
NET ASSETS.....................................................................               100.0%     $4,352,853
                                                                                              ------     ----------
                                                                                              ------     ----------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.

                                        See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Securities Sold Short                   March 31, 1999 (Unaudited)

Common Stocks:                                                                              Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
      Commercial Services--1.2%  Cintas........................................                  500     $   32,688
                                 Interpublic Group Cos.........................                  100          7,788
                                 Lamar Advertising, Cl. A......................                  300         10,181
                                                                                                         ----------
                                                                                                             50,657
                                                                                                         ----------

        Consumer Durables--1.5%  Mattel........................................                2,600         64,675
                                                                                                         ----------

   Consumer Non-Durables--13.1%  Campbell Soup.................................                2,000         81,375
                                 Coca-Cola.....................................                  600         36,825
                                 Colgate-Palmolive.............................                  100          9,200
                                 Hershey Foods.................................                1,800        100,800
                                 Kellogg.......................................                3,900        131,869
                                 Nabisco Holdings, Cl. A.......................                  500         20,781
                                 Nike, Cl. B...................................                1,100         63,456
                                 Reebok International..........................                1,100         17,463
                                 Sara Lee......................................                  800         19,800
                                 Wrigley (Wm.) Jr..............................                1,000         90,438
                                                                                                         ----------
                                                                                                            572,007
                                                                                                         ----------

       Consumer Services--12.4%  AT&T-Liberty Media, Cl. A.....................                  800         42,100
                                 Cendant.......................................                  100          1,575
                                 Central Newspapers............................                  200          6,225
                                 Hearst-Argyle Television, Cl. A...............                  300          7,388
                                 Host Marriott.................................                6,600         73,425
                                 MGM Grand.....................................                2,900         97,513
                                 Mirage Resorts................................                4,200         89,250
                                 Scripps (E.W.), Cl. A.........................                  500         22,125
                                 Sinclair Broadcast Group, Cl. A...............                  300          4,369
                                 Starwood Hotels & Resorts Worldwide...........                  400         11,425
                                 TV Guide, Cl. A...............................                  400         14,750
                                 Times Mirror, Cl. A...........................                2,700        145,959
                                 USA Networks..................................                  700         25,069
                                                                                                         ----------
                                                                                                            541,173
                                                                                                         ----------

    Electronic Technology--8.3%  Analog Devices................................                  100          2,975
                                 Applied Materials.............................                  200         12,338
                                 General Motors, Cl. H.........................                  900         45,394
                                 LSI Logic.....................................                  300          9,356
                                 Northrop Grumman..............................                  700         41,913
                                 Perkin-Elmer..................................                  600         58,238
                                 Storage Technology............................                2,200         61,325
                                 Univision Communications, Cl. A...............                  400         20,000
                                 Varian Associates.............................                2,800        108,500
                                                                                                         ----------
                                                                                                            360,039
                                                                                                         ----------

                   Energy--4.1%  Atlantic Richfield............................                2,000        146,000
                                 Murphy Oil....................................                  300         12,450


Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Securities Sold Short (continued)       March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
            Energy (continued)   Valero Energy.................................                  800  $      19,900
                                                                                                         ----------
                                                                                                            178,350
                                                                                                         ----------

                  Finance--7.8%  CNA Financial.................................                  300         11,644
                                 Chubb.........................................                  200         11,713
                                 Cincinnati Financial..........................                  300         10,931
                                 Franklin Resources............................                1,600         45,000
                                 Keystone Financial............................                1,800         58,050
                                 Mercury General...............................                  300         10,463
                                 Owen Financial................................                4,700         41,419
                                 U.S. Bancorp..................................                1,400         47,688
                                 Union Planters................................                1,100         48,331
                                 United Asset Management.......................                2,300         52,038
                                                                                                         ----------
                                                                                                            337,277
                                                                                                         ----------

        Health Technology--4.7%  Boston Scientific.............................                1,000         40,563
                                 Immunex.......................................                  400         33,300
                                 Lilly (Eli)...................................                  300         25,463
                                 Medtronic.....................................                1,476        105,903
                                                                                                         ----------
                                                                                                            205,229
                                                                                                         ----------

       Industrial Services--.5%  Nabors Industries.............................                  600         10,913
                                 Rowan Cos.....................................                  700          8,881
                                                                                                         ----------
                                                                                                             19,794
                                                                                                         ----------

                 Minerals--2.1%  Newmont Mining................................                1,000         17,500
                                 Phelps Dodge..................................                1,400         68,950
                                 USX-U.S. Steel Group..........................                  300          7,050
                                                                                                         ----------
                                                                                                             93,500
                                                                                                         ----------

       Process Industries--9.8%  duPont (E.I.) de Nemours......................                1,300         75,481
                                 Fort James....................................                  300          9,506
                                 Hercules......................................                2,700         68,175
                                 Lyondell Chemical.............................                1,100         15,056
                                 Millipore.....................................                4,500        108,563
                                 Monsanto......................................                1,500         68,906
                                 Sealed Air....................................                1,000         49,188
                                 Wesco Financial...............................                  100         33,800
                                                                                                         ----------
                                                                                                            428,675
                                                                                                         ----------

   Producer Manufacturing--2.3%  AGCO..........................................                2,300         15,094
                                 Xerox.........................................                1,600         85,400
                                                                                                         ----------
                                                                                                            100,494
                                                                                                         ----------

                   Retail--9.4%  Amazon.com....................................                  600        103,313
                                 Barnes & Noble................................                  700         22,488

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Securities Sold Short (continued)       March 31, 1999 (Unaudited)

Common Stocks (continued)                                                                   Shares         Value
-------------------------------------------------------------------------------           ----------     ----------
            Retail (continued)   CVS...........................................                  200     $    9,500
                                 CompUSA.......................................                1,600         11,200
                                 Consolidated Stores...........................                2,100         63,656
                                 Fastenal......................................                1,300         45,581
                                 Whole Foods Market............................                  800         27,500
                                 Winn-Dixie Stores.............................                3,400        127,075
                                                                                                         ----------
                                                                                                            410,313
                                                                                                         ----------

      Technology Services--5.5%  At Home, Cl. A................................                  200         31,500
                                 Cambridge Technology Partners.................                1,600         22,200
                                 Ceridian......................................                1,400         51,188
                                 Computer Associates International.............                1,300         46,231
                                 Intuit........................................                  300         30,525
                                 Parametric Technology.........................                1,600         31,600
                                 PeopleSoft....................................                1,900         27,788
                                                                                                         ----------
                                                                                                            241,032
                                                                                                         ----------

           Transportation--3.9%  CSX...........................................                  400         15,575
                                 Kansas City Southern Industries...............                  600         34,200
                                 Northwest Airlines............................                  400         11,125
                                 US Airways Group..............................                2,200        107,388
                                                                                                         ----------
                                                                                                            168,288
                                                                                                         ----------

                Utilities--8.5%  Ameritech.....................................                  200         11,575
                                 Cincinnati Bell...............................                2,900         65,069
                                 Entergy.......................................                1,600         44,000
                                 IPALCO Enterprises............................                5,600        122,850
                                 Illinova......................................                3,400         72,038
                                 Peoples Energy................................                  500         16,156
                                 Telephone & Data Systems......................                  500         28,250
                                 Williams Cos..................................                  200          7,900
                                                                                                         ----------
                                                                                                            367,838
                                                                                                         ----------
                                 TOTAL SECURITIES
                                    SOLD SHORT (proceeds $4,246,820)...........                          $4,139,341
                                                                                                         ----------
                                                                                                         ----------


                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                         Cost          Value
                                                                                      ----------     ----------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(b)..........................      $4,555,065     $4,075,022
                              Cash.............................................                         132,261
                              Due from The Dreyfus Corporation.................                           2,260
                              Receivable from brokers for proceeds on
                                securities sold short..........................                       4,246,820
                              Dividends and interest receivable................                          11,110
                              Receivable for investment securities sold........                           1,295
                              Prepaid expenses.................................                          88,712
                                                                                                     ----------
                                                                                                      8,557,480
                                                                                                     ----------

LIABILITIES:                  Due to Distributor...............................                           2,287
                              Securities sold short, at value
                                (proceeds $4,246,820)--see statement...........                       4,139,341
                              Payable for investment securities purchased......                          41,813
                              Payable for shares of Common Stock redeemed......                               6
                              Dividends payable on securities sold short.......                           5,054
                              Accrued expenses.................................                          16,126
                                                                                                     ----------
                                                                                                      4,204,627
                                                                                                     ----------

NET ASSETS.....................................................................                      $4,352,853
                                                                                                     ----------
                                                                                                     ----------

REPRESENTED BY:               Paid-in capital..................................                      $5,256,365
                              Accumulated undistributed investment income--net..                         34,345
                              Accumulated net realized gain (loss) on investments                      (565,293)

                              Accumulated net unrealized appreciation (depreciation)
                                on investments and securities sold short--Note 4(b)                    (372,564)
                                                                                                     ----------

NET ASSETS.....................................................................                      $4,352,853
                                                                                                     ----------
                                                                                                     ----------

                                             NET ASSET VALUE PER SHARE
                                             -------------------------
                                                         Class A         Class B       Class C      Class R
                                                        ----------      ----------     --------     --------
Net Assets...........................................   $1,707,034      $1,788,492     $425,551     $431,776
Shares Outstanding...................................      165,651         173,845       41,274       41,789

NET ASSET VALUE PER SHARE............................       $10.31          $10.29       $10.31       $10.33
                                                            ------          ------       ------       ------
                                                            ------          ------       ------       ------

                                      See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME

INCOME:                       Interest...................................                  $ 105,606
                              Cash dividends.............................                     41,844
                                                                                           ---------
                                Total Income.............................                                    $ 147,450

EXPENSES:                     Management fee--Note 3(a)..................                     34,701
                              Dividends on securities sold short.........                     36,333
                              Auditing fees..............................                     12,300
                              Distribution fees--Note 3(b)...............                      8,845
                              Registration fees..........................                      5,608
                              Shareholder servicing costs--Note 3(c).....                      5,412
                              Legal fees.................................                      4,611
                              Prospectus and shareholders' reports.......                      3,810
                              Custodian fees.............................                        986
                              Directors' fees and expenses--Note 3(d)....                        874
                              Miscellaneous..............................                      9,600
                                                                                           ---------
                                Total Expenses...........................                    123,080
                              Less--expense reimbursement from Dreyfus
                                due to undertaking--Note 3(a)............                    (45,400)
                                                                                           ---------
                                Net Expenses.............................                                       77,680
                                                                                                             ---------


INVESTMENT INCOME--NET....................................................                                      69,770
                                                                                                             ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions........................                  $(464,433)
                                Short sale transactions..................                    (48,208)
                                                                                           ---------
                                   Net Realized Gain (Loss)..............                                     (512,641)

                              Net unrealized appreciation (depreciation) on
                                investments and securities sold short....                                       20,491
                                                                                                             ---------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     (492,150)
                                                                                                             ---------


NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................                                    $(422,380)
                                                                                                             ---------
                                                                                                             ---------

                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                       Six Months Ended
                                                                                        March 31, 1999      Period Ended
                                                                                         (Unaudited)     September 30, 1998*
                                                                                       ----------------  -------------------
OPERATIONS:
   Investment income--net.................................................                $   69,770        $   40,429
   Net realized gain (loss) on investments................................                  (512,641)          (12,782)
   Net unrealized appreciation (depreciation) on investments..............                    20,491          (393,055)
                                                                                          ----------        ----------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                  (422,380)         (365,408)
                                                                                          ----------        ----------
DIVIDENDSTOSHAREHOLDERSFROM:
   Investment income--net:
      Class A shares......................................................                   (35,269)           --
      Class B shares......................................................                   (29,552)           --
      Class C shares......................................................                    (6,986)           --
      Class R shares......................................................                    (8,759)           --
   Net realized gain on investments:
      Class A shares......................................................                   (15,621)           --
      Class B shares......................................................                   (16,475)           --
      Class C shares......................................................                    (3,894)           --
      Class R shares......................................................                    (3,880)           --
                                                                                          ----------        ----------
         Total Dividends..................................................                  (120,436)           --
                                                                                          ----------        ----------
CAPITALSTOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                     2,100         2,012,390
      Class B shares......................................................                    --             2,167,422
      Class C shares......................................................                     3,400           500,000
      Class R shares......................................................                     7,000           500,000
   Dividends reinvested:
      Class A shares......................................................                    50,839            --
      Class B shares......................................................                    44,473            --
      Class C shares......................................................                    10,840            --
      Class R shares......................................................                    12,640            --
   Cost of shares redeemed:
      Class A shares......................................................                    (1,447)           --
      Class B shares......................................................                   --                (48,574)
      Class C shares......................................................                        (6)           --
                                                                                          ----------        ----------
         Increase (Decrease) in Net Assets from Capital Stock Transactions                   129,839         5,131,238
                                                                                          ----------        ----------
            Total Increase (Decrease) in Net Assets.......................                  (412,977)        4,765,830

NET ASSETS:

   Beginning of Period....................................................                 4,765,830            --
                                                                                          ----------        ----------
   End of Period..........................................................                $4,352,853        $4,765,830
                                                                                          ----------        ----------
                                                                                          ----------        ----------
Undistributed investment income--net......................................                $   34,345        $   45,141
                                                                                          ----------        ----------

------------------
* From June 29, 1998 (commencement of operations) to September 30, 1998.

                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                     Shares
                                                                                      -------------------------------------
                                                                                      Six Months Ended
                                                                                       March 31, 1999      Period Ended
                                                                                        (Unaudited)     September 30, 1998*
                                                                                      ----------------  -------------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   -------
   Shares sold.............................................................                      202           161,000
   Shares issued for dividends reinvested..................................                    4,576            --
   Shares redeemed.........................................................                     (127)           --
                                                                                          ----------        ----------
                       Net Increase (Decrease) in Shares Outstanding.......                    4,651           161,000
                                                                                          ----------        ----------
                                                                                          ----------        ----------
   Class B
   -------
   Shares sold.............................................................                   --               173,948
   Shares issued for dividends reinvested..................................                    4,003            --
   Shares redeemed.........................................................                   --                (4,106)
                                                                                          ----------        ----------
                       Net Increase (Decrease) in Shares Outstanding.......                    4,003           169,842
                                                                                          ----------        ----------
                                                                                          ----------        ----------
   Class C
   -------
   Shares sold.............................................................                      302            40,000
   Shares issued for dividends reinvested..................................                      973            --
   Shares redeemed.........................................................                       (1)           --
                                                                                          ----------        ----------
                      Net Increase (Decrease) in Shares Outstanding.......                     1,274            40,000
                                                                                          ----------        ----------
                                                                                          ----------        ----------
   Class R
   -------
   Shares sold.............................................................                      652            40,000
   Shares issued for dividends reinvested..................................                    1,137            --
                                                                                          ----------        ----------
                       Net Increase (Decrease) in Shares Outstanding.......                    1,789            40,000
                                                                                          ----------        ----------
                                                                                          ----------        ----------

-----------------
* From June 29, 1998 (commencement of operations) to September 30, 1998.

                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                          Class A Shares                        Class B Shares
                                               -------------------------------------  -------------------------------------
                                               Six Months Ended                       Six Months Ended
                                                March 31, 1999       Period Ended      March 31, 1999      Period Ended
PER SHARE DATA:                                  (Unaudited)    September 30, 1998(1)   (Unaudited)    September 30, 1998(1)
                                                 -----------    --------------------    -------------  ---------------------
   Net asset value, beginning of period.            $11.61             $12.50              $11.59             $12.50
                                                    ------             ------              ------             ------
   Investment Operations:
   Investment income--net................              .19                .11(2)              .15                .09(2)
   Net realized and unrealized gain (loss)
      on investments....................             (1.17)             (1.00)              (1.18)             (1.00)
                                                    ------             ------              ------             ------
   Total from Investment Operations.....              (.98)              (.89)              (1.03)              (.91)
                                                    ------             ------              ------             ------
   Distributions:
   Dividends from investment income--net.             (.22)              --                  (.17)              --
   Dividends from net realized gain
      on investments....................              (.10)              --                  (.10)              --
                                                    ------             ------              ------             ------
   Total Distributions..................              (.32)              --                  (.27)              --
                                                    ------             ------              ------             ------
   Net asset value, end of period.......            $10.31             $11.61              $10.29             $11.59
                                                    ======             ======              ======             ======
TOTAL INVESTMENT RETURN(3,4).............            (8.58%)            (7.12%)             (8.96%)            (7.28%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average
      net assets(3)......................              .71%               .51%               1.09%               .71%
   Ratio of dividends on securities sold short
      to average net assets(3)...........              .78%               .33%                .78%               .33%
   Ratio of net investment income to
      average net assets(3)..............             1.68%               .92%               1.31%               .73%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager(3)            .98%               .42%                .98%               .41%
   Portfolio Turnover Rate(3)............            61.83%             36.54%              61.83%             36.54%
   Net Assets, end of period (000's Omitted)        $1,707             $1,869              $1,788             $1,968

------------------
(1)   From June 29, 1998 (commencement of operations) to September 30, 1998.
(2)   Based on average shares outstanding at each month end.
(3)   Not annualized.
(4)   Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                          Class C Shares                        Class R Shares
                                               -------------------------------------  -------------------------------------
                                               Six Months Ended                       Six Months Ended
                                                March 31, 1999       Period Ended      March 31, 1999      Period Ended
PER SHARE DATA:                                  (Unaudited)    September 30, 1998(1)   (Unaudited)    September 30, 1998(1)
                                                 -----------    --------------------    -------------  ---------------------
   Net asset value, beginning of period.            $11.61             $12.50              $11.62             $12.50
                                                    ------             ------              ------             ------
   Investment Operations:
   Investment income--net................              .15                .09(2)              .20                .11(2)
   Net realized and unrealized gain (loss)
      on investments....................             (1.18)              (.98)              (1.17)              (.99)
                                                    ------             ------              ------             ------
   Total from Investment Operations.....             (1.03)              (.89)               (.97)              (.88)
                                                    ------             ------              ------             ------
   Distributions:
   Dividends from investment income--net.             (.17)              --                  (.22)              --
   Dividends from net realized gain
      on investments....................              (.10)              --                  (.10)              --
                                                    ------             ------              ------             ------
   Total Distributions..................              (.27)              --                  (.32)              --
                                                    ------             ------              ------             ------
   Net asset value, end of period.......            $10.31             $11.61              $10.33             $11.62
                                                    ======             ======              ======             ======
TOTAL INVESTMENT RETURN(3)...............            (8.95%)(4)         (7.12%)(4)          (8.49%)            (7.04%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average
      net assets(3)......................             1.09%               .71%                .59%               .51%
   Ratio of dividends on securities sold short
      to average net assets(3)............             .78%               .33%                .78%               .33%
   Ratio of net investment income to
      average net assets(3)..............             1.31%               .73%               1.80%               .92%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager(3)            .98%               .42%                .98%               .38%
   Portfolio Turnover Rate(3)............            61.83%             36.54%              61.83%             36.54%
   Net Assets, end of period (000's Omitted)          $426               $464                $432               $465

-----------------
(1)   From June 29, 1998 (commencement of operations) to September 30, 1998.
(2)   Based on average shares outstanding at each month end.
(3)   Not annualized.
(4)   Exclusive of sales load.

                       See notes to financial statements.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Market Neutral Fund (the "Fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is long-term capital appreciation, while maintaining minimum exposure to general equity market risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   As of March 31, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

       Class A..................164,551         Class C..................40,973
       Class B..................163,903         Class R..................41,137

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Forward currency exchange contracts are valued at the forward rate.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1998 through September 30, 1999 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, shareholder service plan fees, loan commitment fees and extraordinary expenses exceed an annual rate of 2.75% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $45,400 during the period ended March 31, 1999.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $31 during the period ended March 31, 1999 from commissions earned on sales of the Fund's shares.

Dreyfus Premier Market Neutral Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets. During the period ended March 31, 1999, Class B and Class C shares were charged $7,151 and $1,694, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1999, Class A, Class B and Class C shares were charged $2,269, $2,383 and $565, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $175 pursuant to the transfer agency agreement.

   (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities during the period ended March 31, 1999:

                                                Purchases              Sales
                                                ----------          ----------
   Long transactions...................         $2,626,698          $2,695,077
   Short sale transactions.............          3,350,322           2,774,675
                                                ----------          ----------
      Total............................         $5,977,020          $5,469,752
                                                ==========          ==========

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. The Fund's long security positions serve as collateral for the open short positions. Securities sold short at March 31, 1999, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   (b) At March 31, 1999, accumulated net unrealized depreciation on investments and securities sold short was $372,564, consisting of $613,220 gross unrealized appreciation and $985,784 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier Market Neutral Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                      335SA993